AGREEMENT
                               ---------
                                 between
                  ALEXANDER & ALEXANDER SERVICES INC.
                  -----------------------------------
                                  and
                         THOSE SEVERAL PERSONS
                         ---------------------
                                UT INTUS
                                --------









                          Dorman Jeffrey & Co.
                           Solicitors, Glasgow

                                 INDEX
                                 -----

   CLAUSE                                                   PAGE
   ------                                                   ----

   1.         Interpretation                                1-12
   2.         Eurobenefits Shares                           12
   3.              Purchase of the Assets                      13-13
   4.              Value Added Tax                             13-16
   5.         Restrictions on The Consideration Shares      16-17
   6.              Completion                                  17-20
   7.              Agreement to Continue after Completion      20-21
   8.              Completion Accounts                         21-22
   9.         Warranties                                    22-26
   10.             Employees                                   26-28
   11.             Leasehold Properties                        28
   12.             Confidentiality                             28-29
   13.             Pensions                                    29
   14.             Limitation of Liability of the Purchaser    29-30
   15.             Contracts                                   30-31
   16.             Restrictive Covenant                        31-32
   17.             Assignment                                  32-33
   18.             Aims and Intent                             33
   19.             Costs                                       33-34
   20.             Miscellaneous                               34-36
   21.             Notices                                     36-37
   22.             Announcements                               37
   23.             Governing Law                               37-38

              SCHEDULE PART

   1.         The Vendors                                   43-44
   2.         Employee Loans                                45
   3.         Employment Contract                           46-50
   4.         Escrow Agreement                              51-66
   5.(A)           Leasehold Properties                        67-68

     (B)           Terms and Conditions of Sale                69-77

   6.         Transferring Employees                        78
   7.         Warranties                                    79-104
   8.         Tax Indemnity                                 105-128
   9.         Details of Professional Liability Insurance   129-146
   10.             Key Clients                                 147-
   148
   11.             Key Employees                               149
   12.             The Accounts                                150

              THE SHARES BEING OFFERED HEREUNDER HAVE NOT
              AMENDED  ("THE ACT")  AND  MAY    NOT    BE
              OFFERED OR SOLD UNLESS  THE SECURITIES  ARE
              REGISTERED  UNDER THE ACT, OR  AN EXEMPTION
              FROM REGISTRATION  REQUIREMENTS OF  THE ACT
              IS AVAILABLE.

                                 This SALE & PURCHASE AGREEMENT is made
                                      -------------------------
                                 the 30th day of November 1993
                                                 between

                                 ALEXANDER & ALEXANDER  SERVICES INC. a
                                 ------------------------------------
                                 Maryland   Corporation    having   its
                                 principal office at 1211 Avenue of the
                                 Americas,  New   York  10036,   U.S.A.
                                 hereinafter   referred   to   as  "the
                                 Purchaser")

                                                        OF THE ONE PART
                                                        ---------------

                                                   and

                                 Those   persons   whose    names   and
                                 addresses are set out in Part 1 of the
                                 Schedule     to     this     Agreement
                                 (hereinafter collectively  referred to
                                 as "the Vendors")

                                                      OF THE OTHER PART
                                                      -----------------

      WHEREAS
      -------

      (A)     the Vendors carry  on business in  the United Kingdom  as
              consulting actuaries   under  the firm  name  of "Clay  &
              Partners";

      (B) the Vendors have agreed to sell and the Purchaser has agreed to purchase such business and the right to carry it on in succession to the Vendors on the terms and subject to the conditions hereinafter written:

NOW  THEREFORE THE PARTIES  HERETO HAVE AGREED  AND DO HEREBY  AGREE AS
- -----------------------------------------------------------------------
FOLLOWS:-
- -------

1.     INTERPRETATION
       --------------

       In this Agreement and the Schedule:

      "the Accounting Date" means 31st May 1993;
       -------------------

      "the Accounts"  means the balance sheet of the Business as at the
       ------------
      Accounting    Date   produced   for   the    purposes   of   this
      Agreement and set out in Part 12 of the Schedule;

      "the Act" means the U.S. Securities Act of 1933 (as amended);
       -------

      "Assets" means:
       ------

      (1)     the whole  property and assets of the Vendors employed in
              and  for   the    purposes   of  the Business  including,
              without limitation:

              (a)  the Goodwill; and

              (b)  the Leasehold Properties; and

              (c) the whole furniture, fixtures and fittings, and equipment motor vehicles and other assets of whatsoever nature used by the Vendors in and for the purposes of the Business including without prejudice to the generality of the foregoing the burden of any and all leasing, hire purchase, hire or credit sale agreements relating to any of the foregoing and disclosed in the Letter of Disclosure as from and after the Transfer
                   Date,    (subject  always   to  the  written consent
                   of the owner of the subject matter of such agreements where such consent is necessary); and

              (d)  the Work in Progress; and

              (e)  Stock; and

              (f)  all trade  lists, lists  of  clients and  suppliers'
                   names and  addresses,   and lists of agents; and

              (g)  the benefit of

                (i)   all Contracts; and

                (ii)  insofar  as   contracts  result   therefrom,  all
                      tenders relating to the Business as at the Transfer Date; and

           (h)  the Debtors; and

           (i)  the Employee Loans, and

           (j)  the Industrial Property Rights; and

           (k)  the Companies; and

           (l)  all stocks,  shares, debentures and  other investments;
                and

           (m)  cash in hand and at bank; and

           (n) all stock and work in progress records, fee tables, catalogues, sales literature and publicity material of the Business and all other documents relating to the Business as the Purchaser may reasonably require to enable it effectively to carry on the same in succession to the Vendors; and

           (o) all rights and claims of the Vendors against third parties (including without limitation all rights in
                connection    with    such    third  parties'
                guarantees,        conditions, indemnities,  warranties
                and representations) with respect to the Business so far as the Vendors can assign the same; and

           (p)  without  prejudice to the generality of the foregoing,
                all  other   assets   (if    any) of  whatever   nature
                employed   in  and  for   the purposes of the  Business
                at  the  Transfer Date.

      (2) the Creditors;

      "Balance   Sheet"  means  the  balance  sheet  comprised  in  the
       ---------------
      Accounts;

      "Business Day" means any day on which the branches of the Bank of
       ------------
      Scotland in London are open for business;

      "Business" means all the business carried on by the Vendors under
       --------
      "Clay & Partners" including without prejudice to the foregoing generality the business of consulting actuaries and pension fund administrators;

      "Company Accounts" means in relation to each of the Companies the
       ----------------
      latest set   of   audited accounts which  have been filed  by the
      relevant company with the Registrar of Companies;

      "Company Accounts Date" means in respect of each of the Companies
       ---------------------
      the date   to   which  the   relevant Company Accounts  have been
      made up;

      "the  Companies"  means  Clay  Communications  Limited,  Clay   &
       --------------
      Partners  Pension   Trustees    Limited,      Clay   &   Partners
      Independent  Trust  Corporation  Limited,     Clay   &   Partners
      Limited,     Clay  &   Partners  (1987)   Limited  and   Claytime
      Limited;

      "Completion"  means due  performance  by  the  Parties  of  their
       ----------
      respective obligations under or pursuant to Clause 6;

      "Completion  Accounts"  means  the profit  and  loss  account and
       --------------------
      balance sheet of the Business as at the Transfer Date produced for the purposes of this Agreement and to be agreed or determined pursuant to Clause 8;

      "the Consideration  Shares" means  2,274,410 unregistered  Common
       -------------------------
      Stock, $1 par value, in the capital of the Purchaser to be offered and sold pursuant to Clause 3, such shares being offered and sold in reliance on an exemption from registration under and in accordance with Regulation S of the Act;

      "the Contracts" means  the contracts engagements  and commitments
       -------------
      entered into   or  undertaken   by  the  Vendors  in relation  to
      the  Business   (other  than   the  contracts   of employment  of
      employees);

      "Creditors" means all  the creditors of the Business  as at close
       ---------
      of  business   on    the   Transfer    Date    but not  including
      liabilities for taxation on profits or chargeable gains;

      "Debtors" means all the debtors of or related to the Business  as
       -------
      at close of business on the Transfer Date;

      "Employee Loans" means  the loans made by the  Vendors to certain
       --------------
      Transferring Employees   specified  in   Part  2 of  the Schedule
      and outstanding as at the Transfer Date;

      "Employment Contracts"  means employment  contracts in the  terms
       --------------------
      set out in Part 3 of the Schedule between the Purchaser and each of the Vendors;

      "Escrow  Agent"  means The  Royal  Bank  of Scotland  plc,  whose
       -------------
      registered office  is  situated   at  42   St.   Andrew   Square,
      Edinburgh EH2 2YE;

      "Escrow Agreement"  means the agreement  in the terms set  out in
       ----------------
      Part 4   of the Schedule among  the Purchaser,    the Vendors and
      the Escrow Agent;

      "Escrow Consideration  Shares" means  the ten  per centum of  the
       ----------------------------                  --- ------
      Consideration Shares to be delivered to the Escrow Agent pursuant to Clause 5 together with any additional shares issued or issuable with respect to or in exchange for said shares of the Purchaser's stock by reason of any stock dividend, stock split, reorganisation, reclassification or similar change affecting said shares;

      "Eurobenefits" means Eurobenefits  Limited (Company No. 02322193)
       ------------
      whose registered office is situated at 61 Grosvenor Street, London W1;

      "Eurobenefits  Shares"   means  the  32,080  Ordinary  Shares  in
       --------------------
      Eurobenefits  which are   held  by   Clay  &  Partners Limited as
      nominee for the Vendors;

      "Goodwill"  means the goodwill of  the Vendors in connection with
       --------
      the Business and the exclusive right of the Purchaser or its assignee to use the name "Clay & Partners" and to represent itself as carrying on the Business in succession to the Vendors, including the benefit of all pending instructions, contracts and engagements and the right to all lists of clients and suppliers of the Business;

      "ICTA" means the Income and Corporation Taxes Act 1988;
       ----

      "Industrial   Property   Rights"   means   all   industrial   and
       ------------------------------
      intellectual property rights of the Vendors, used in or for the purposes of the Business and all know-how and confidential information so owned and used including without limitation rights under patents, trade marks, and/or service marks (whether registered or unregistered) registered designs, unregistered designs and copyrights, and any applications for any of the foregoing in any part of the world, and the rights under copyright in all drawings, plans, specifications, designs and computer software owned or licensed by the Vendors;

      "Key Clients"  means those  persons specified in  Part 10  of the
       -----------
      Schedule;

      "Key Employees" means  those persons specified in Part  11 of the
       -------------
      Schedule.

      "Know-how"  means all information (including that comprised in or
       --------
      derived from data, disks, tapes, manuals, source codes, flow-charts, catalogues and instructions) relating to the Business and the services provided by the Business save to the extent that the Vendors have disclosed in the Letter of Disclosure that they are not entitled to disclose such information without breach of an undertaking or obligation of confidentiality, or that they do not own the same;

      "in  the  agreed  form" means  in  a  form  agreed  prior to  the
       ---------------------
      execution hereof between the Purchaser's Solicitors and the Vendors' Solicitors and for the purposes of identification signed by or on behalf of the Parties;

      "Leasehold Properties" means the  leasehold premises described in
       --------------------
      Part 5 (A) of the Schedule;

      "the  Leases"  means   the  leases  relating  to   the  Leasehold
       -----------
      Properties, brief details of which are set out in Part 5 (A) of the Schedule;

      "Letter of Disclosure" means a  letter of even date herewith from
       --------------------
      the Vendors'   Solicitors   to  the  Purchaser's Solicitors and
      making disclosures relative to the warranties, representations and undertakings referred to in this Agreement and contained in Part 7 of the Schedule;

      "Liabilities"  means all the  obligations and liabilities  of the
       -----------
      Business as at close of business on the Transfer Date of whatsoever nature including, without prejudice to the foregoing generality, obligations and liabilities

      (a) whether actual or contingent, accrued or accruing, arising under or in respect of or out of the performance of any Contract (including those arising by virtue of pre-payments and advance payments of any kind) and which are owed by the Vendors to the other party or parties to any such Contract; and

      (b) in respect of all claims by any third parties against the Vendors, whether actual or contingent, accrued or accruing and whether arising in contract or quasi-contract, or in tort, or under any trust, or fiduciary relationship of whatsoever nature or any statute or regulation insofar as the same arise out of the conduct or operation of the Business or the ownership of the assets employed in and for the purposes of the Business, or any of them;

      but  excluding (i)  any liabilities  for taxation  on profits  or
           ---------
      chargeable gains and (ii) any costs, expenses or liabilities arising under or in respect of any claim made against the Vendors or any of them under the Deed of Partnership relating to the Business dated 16th June 1992, or otherwise relating to the partnership relationship of the Vendors or any of them with any of the existing or former partners in the Business (whether salaried or equity).

      "Parties" means the Purchaser and the Vendors;
       -------

      "Purchaser's  Accountants"  means  Messrs.  Touche  Ross  &  Co.,
       ------------------------
      Chartered Accountants, 39 St. Vincent Place, Glasgow G1 2QQ;

      "Purchaser's  Group"  means  the  group of  companies  comprising
       ------------------
      Alexander & Alexander Services Inc., and its subsidiaries;

      "Purchaser's Solicitors" means Dorman  Jeffrey & Co., Solicitors,
       ----------------------
      Madeleine Smith  House,   6/7 Blythswood Square, Glasgow G2 4AD;

      "Purchaser Warranties" means the warranties, representations  and
       --------------------
      undertakings of the Purchaser contained in the Warranties and Indemnities Agreement;

      "Records" means all books, accounts, records, registers and lists
       -------
      of or  relating  to either or both the Business and the Assets;

      "the Regulations" means the Transfer of Undertakings  (Protection
       ---------------
      of Employment)   Regulations  1981/1794  as amended by  Statutory
      Instrument 1987/442;

      "Relevant Claim" means any claim  by the Purchaser against any or
       --------------
      all of the Vendors in respect of any representation, indemnity, warranty, covenant, agreement, undertaking or obligation expressed to be given or entered into by the Vendors either in or under this Agreement or in the Tax Indemnity;

      "Schedule" means the schedule to this Agreement;
       --------

      "Stock" means  the stock in  trade of the Business  and materials
       -----
      situated at  any  of the Leasehold Properties or in the course of
      delivery  thereto  to  the  Business as at the Transfer   Date,
      including (without limitation) goods, stores, consumables, raw materials, and components;

      "the  Stock Exchange" means  The International Stock  Exchange of
       -------------------
      the United Kingdom and the Republic of Ireland Limited;

      "subsidiary"  and "holding  company"  shall  have the  respective
       ----------        ----------------
      meanings ascribed thereto  under section 736 of the Companies Act
      1985;

      "Taxation"  includes without limitation  income tax,  surtax, the
       --------
      special charge,   capital  transfer tax,  inheritance tax, estate
      duty,  corporation   tax (including taxation on  capital gains),
      capital gains  tax,   overseas  taxation,   value  added  tax,
      development  gains  tax,    development   land   tax, development
      charge,       betterment   levy,      withholding  tax, rates,
      national insurance and graduated pension scheme contributions, social security payments, company's capital duty, stamp duty, stamp duty reserve tax, any levy under the Industrial Training Act 1964, and shall include all costs, charges, penalties, fines, interest and expenses incidental or relating to any of the foregoing;

      "the  Tax Indemnity" means the Indemnity  in the terms of Part of
       ------------------
      the Schedule with respect to the Companies;

      "TCGA" means the Taxation of Chargeable Gains Act 1992;
       ----

      "Transfer  Date" means  30th  November 1993  or  such other  date
       --------------
      (being not later   than 31st  December 1993) as  may be  mutually
      agreed;

      "Transferring Employees"  means those  employees of  the Business
       ----------------------
      named in Part 6 of the Schedule;

      "VAT" means Value Added Tax;
       ---

      "the  Vendors'  Accountants"  means Messrs.  KPMG  Peat  Marwick,
       --------------------------
      Puddle Dock, Blackfriars, London EC4V 3PD;

      "the  Vendors' Solicitors" means Messrs. Field Fisher Waterhouse,
       ------------------------
      Solicitors, 41 Vine Street, London EC3N 2PX;

      "Warranties"  means  the   agreements,  obligations,  warranties,
       ----------
      representations and  undertakings   of the  Vendors contained  in
      this Agreement, including Part 7 of the Schedule;

      "Warranty Claim" means any claim made by the Purchaser for breach
       --------------
      of any of the Warranties;

      "Warranties and Indemnity  Agreement" means the agreement  in the
       -----------------------------------
      agreed  form  to be delivered by the Purchaser pursuant to Clause
      6.2.3.3;

      "Work in Progress" means the work performed or being performed by
       ----------------
      the  Business for the benefit of clients but not invoiced.

1.1   References   to  any    of  the   Parties  shall   include  their
      respective  successors   in   title,      executors,     personal
      representatives and assignees.

1.2 The provisions of the Interpretation Act 1978 with respect to interpretation and construction shall apply mutatis mutandis.
                                                  ------- --------

1.3 The headings contained herein and in the Schedule are for convenience only and shall not be construed as forming part of this Agreement or taken into account in the interpretation hereof.

1.4 References to recitals, clauses, sub-clauses and paragraphs shall be construed as references to recitals, clauses, sub-clauses and paragraphs of this Agreement unless the context otherwise requires.

1.5   References to any section of, or part of, or schedule to, any Act
      of   Parliament     shall    include     any   re-enactment    or
      modification thereof.

1.6 Terms defined in the U.K. taxation statutes or in the U.K. Companies Act 1985 shall, save as otherwise provided herein or as the context may otherwise require, have the same meanings herein, provided that where there is a conflict
                         --------
      between definitions in the U.K. Taxation Statutes and in the U.K. Companies Act 1985, the definitions in the latter shall prevail.

1.7   Any  undertaking or   covenant  granted   herein   by the Vendors
      (other than in   terms  of   Clause  16)   shall be deemed  to be
      granted jointly and severally.

2.    EUROBENEFITS SHARES
      -------------------

2.1 The Vendors shall procure the sale of the Eurobenefits Shares to a person or persons not connected with them or any of them (other than by reason only of such person or persons being a member or members of Eurobenefits) as soon as reasonably practicable (in accordance with the Shareholders Agreement pertaining to and the Articles of Association of Eurobenefits) and in any event not later than twelve months from the Transfer Date.

2.2 The Vendors shall exercise all reasonable endeavours to obtain a reasonable price for the Eurobenefits Shares (having due regard to the provisions of the Articles of Association of Eurobenefits) and shall account to in respect of, and pay over to the Purchaser, the relevant sale proceeds, net only of the reasonable and proper costs of such sale.

3.    PURCHASE OF THE ASSETS
      ----------------------

3.1 The Vendors shall, relying on the Purchaser Warranties subject to the provisions of this Agreement, sell as beneficial owners to the Purchaser and the Purchaser shall, relying on the Warranties, purchase as at the Transfer Date from the Vendors free from all liens, charges, equities and encumbrances (other than the Liabilities) the Business as a going concern, including the Assets.

3.2   The consideration for the sale by the Vendors of the Business and
      Assets  shall    be   the  sum of  THIRTY  MILLION  SEVEN HUNDRED
      THOUSAND POUNDS  STERLING (B.P.30,700,000)  (exclusive  of VAT)  and
      such sum  shall be  allocated between Goodwill,     fixed assets,
      Work in Progress,     Debtors   and  other   current  assets  and
      liabilities as shall be set out in the Completion Accounts.

3.3 The consideration shall be settled on the Transfer Date by the sale and issue to the Vendors of the Consideration Shares free from all liens, charges or encumbrances other than (in respect of the Escrow Consideration Shares) under the Escrow Agreement and not bearing any legend the effect of which would be to restrict dealing, the number of which to be offered and sold
      having   been  determined  by  reference to a value of  20  U.S.
      Dollars for each share of the Purchaser's Common Stock converted at the average rate of exchange for the US Dollar against the Pound Sterling at close of business in New York over the ten Business Days to and including the fourth Business Day prior to the Transfer Date, as may be reported in the eastern edition of The Wall Street Journal.

3.4 The Vendors shall be entitled to the Consideration Shares in the same proportions (as nearly as circumstances permit) as they share in the profits of the Business, provided that no fractions of shares shall under any circumstances be issued or allotted.

3.5   The sale and  issue contemplated in Clause 3.3 shall be deemed to
      constitute  full   implementation   by   the    Purchaser of  its
      obligations to pay and settle the consideration hereunder.

4.     VALUE ADDED TAX
       ---------------

4.1 The Purchaser and the Vendors intend that the Value Added Tax Act 1983 Section 33 ("Section 33") and the Value Added Tax
      (Special Provisions) Order 1992 Article 5 ("Article 5") shall apply to the sale and purchase of the Business, and accordingly:

      4.1.1 the Parties shall use all reasonable endeavours to secure that pursuant to Section 33 and Article 5 the sale of the Business is treated by HM Customs and Excise as a transfer of a business as a going concern for the purposes of VAT;

      4.1.2 The Vendors shall not be required by virtue of this sub-clause to make any appeal to any court against any determination of HM Customs and Excise that the sale does not fall to be so treated (so that any appeal shall be made solely in accordance with the provisions of sub-clause 4.1.3 below);

      4.1.3 if notwithstanding the provisions of sub-clause 4.1.1, HM Customs and Excise shall determine that VAT is chargeable in respect of the supply of all or any part of the Business the Vendors shall notify the Purchaser of that determination within seven days of its being so advised by HM Customs and Excise and the Purchaser shall, unless it exercises its rights under sub-clause 4.1.4 below, pay to the Vendors by way of additional purchase price, a sum equal to the amount of VAT determined by HM Customs and Excise to be so chargeable within fourteen days of the Vendors notifying the Purchaser of that determination (against delivery by the Vendors of an appropriate tax invoice for VAT purposes);

      4.1.4 if the Purchaser disagrees with the determination of HM Customs & Excise referred to in sub-clause 4.1.3 it may, within seven days of being notified by the Vendors of that determination give notice to the Vendors that the Purchaser will request the Commissioners of Customs & Excise to review that determination and the Purchaser may, if it disagrees with the decision arising out of the review, make all such appeals against that decision as it considers appropriate. The Vendors shall not be obliged to take any action in connection with such a review (or any appeal(s) against a decision arising out of the review) unless (a) the Vendors have been indemnified to the Vendors' reasonable satisfaction against all reasonable costs and expenses (including VAT) that the Vendors may incur by taking such action and (b) the action requested of it by the Purchaser is reasonable;

      4.1.5 within fourteen days of the decision of the Commissioners arising out of the review referred to in sub-clause 4.1.4 or if the Purchaser shall have made any appeal or appeals against that decision within fourteen days of the decision of the Court or Tribunal to which the final such appeal has been made the Purchaser shall pay to the Vendors by way of additional purchase price a sum equal to the amount of VAT that has thereby been determined to be properly chargeable in respect of the supply of all or any part of the Business hereunder (against delivery by the Vendors of an appropriate tax invoice for VAT purposes) together with any interest or penalty or surcharge.

      4.1.6     on  Completion  the   Vendors  shall  deliver   to  the
                Purchaser  all   records   relating  to   the  Business
                referred to in Section 33;

      4.1.7     the  Parties warrant  to   each other that they are and
                will  at  Completion    be  duly  registered   for  the
                purposes of VAT.

4.2 The Purchaser shall for a period of not less than six years from the Transfer Date preserve the records delivered to it by the Vendors under this Clause 4 and upon reasonable notice during normal business hours, make them available to the Vendors or their agents.

5     RESTRICTIONS ON THE CONSIDERATION SHARES
      ----------------------------------------

5.1 The Vendors hereby irrevocably and unconditionally undertake and agree not at any time prior to the date on which the Purchaser publicly announces its 1993 year end financial results to offer or sell, dispose of or otherwise deal in any of the Consideration Shares, or any interest therein.

      The Vendors shall also observe and act in accordance with the provisions of paragraph 4.32 of Part 7 of the Schedule.

5.2 At Completion the Vendors shall deliver to the Purchaser as agent for the Escrow Agent the Escrow Consideration Shares, issued in the name of the Escrow Agents or its nominee (as the Escrow Agent may direct).

5.3 The Escrow Consideration Shares shall be held by the Escrow Agent, and the Vendors and the Purchaser shall have the respective rights in and to the Escrow Consideration Shares, all as more particularly set out and provided in the Escrow Agreement.

5.4 The balance of the Consideration Shares shall be held by the Vendors' Solicitors until the expiration of the prohibition on dealing therein or in any interest therein, as contemplated in Clause 5.1. Thereafter said shares may be delivered to the relevant Vendors, in accordance with arrangements agreed between the Vendors and the Vendors' Solicitors, the details of which being of no concern to the Purchaser.

6     COMPLETION
      ----------

6.1 The sale and purchase contemplated hereunder shall be completed immediately following upon execution of this Agreement when all the matters set out in this Clause 6 shall be given effect to or otherwise implemented.

6.2   Completion shall take    place    on   the  Transfer Date  within
      Sciphol Airport,    Amsterdam  or   such  other  place as may  be
      agreed at which time

      6.2.1     the Vendors shall deliver to the Purchaser

           6.2.1.1    such of  the   Assets  as  are capable  of  being
                      transferred by delivery;

           6.2.1.2 duly executed assignment of the Goodwill in the agreed terms;

           6.2.1.3 duly executed assignment of the Employee Loans in the agreed terms;

           6.2.1.4    duly  executed assignment   of  the  Contracts in
                      the agreed terms;

           6.2.1.5    duly executed assignment   of the Debtors  in the
                      agreed terms;

           6.2.1.6    duly  executed assignment   of    such   of   the
                      Industrial  Property Rights   as  are  capable of
                      assignment in the agreed terms;

           6.2.1.7 duly executed transfers in favour of the Purchaser or as the Purchaser may direct accompanied by the relative share certificate in respect of the whole issued share capital of each of the Companies held by the Vendors;

           6.2.1.8 bank certificates of balance showing all the accounts of the Business and each of the Companies as at the close of business on 26th November 1993;

           6.2.1.9 a letter from the Vendors' Solicitors confirming that all deeds and documents relating to the Vendors' title to the Leasehold Properties in their possession or under their control are held subject to the terms of this Agreement and without any lien attaching to them;

           6.2.1.10   the    statutory     books,   Certificates     of
                      Incorporation and Common   Seals  of each  of the
                      Companies;

           6.2.1.11 all the Records and correspondence of the Business, provided that the Purchaser shall afford the Vendors access to all the Records and correspondence of the Business delivered to the Purchaser hereunder and (in the case of the financial records) shall be entitled to take copies thereof at all reasonable times for a period of six years thereafter, and in all other cases shall be entitled to take copies thereof at all reasonable times for a period of two years thereafter;

           6.2.1.12   the Tax Indemnity duly executed;

           6.2.1.13   the   Escrow   Agreement     duly    executed  in
                      triplicate,      together   with     the   Escrow
                      Consideration Shares;

           6.2.1.14   the  Employment Contracts    duly    executed  in
                      duplicate;

           6.2.1.15 a certified copy of any Power of Attorney under which any document required to be delivered hereunder or pursuant hereto has been executed or signed.

      6.2.2     The Vendors shall procure:-

           6.2.2.1 the registration of the Purchaser (or as the Purchaser may direct) in the books of the Companies as the holder or, as the case may be, the holders of the shares in their respective capital held by the Vendors, subject only to
                      the  relevant  transfers being  duly   stamped,
                      which shall be the sole responsibility of the Purchaser;

           6.2.2.2 the appointment as a director of each of the Companies of Mr. Alex Porte;

           6.2.2.3 the resignation of Messrs. Sproull & Co., Chartered Accountants, 31/33 College Road, Harrow, Middlesex, as auditors of Clay Communications Limited and Derek R. Judd, Chartered Accountant, Grovelands, Busbridge Lane, Godalming, Surrey as auditor of Clay & Partners Independent Trust Corporation Limited, Clay & Partners Pension Trustees Limited, Clay & Partners Limited, Clay & Partners (1987) Limited and Claytime Limited
                      acknowledging     that     there       are     no
                      circumstances     connected      with       their
                      resignation  which they   consider    should   be
                      brought to the notice of the members or creditors of the Company for the purposes of section 390 of the Companies Act 1985; and

           6.2.2.4 settlement of any sums due to the Companies or any of them by the Vendors (other than debts incurred in the ordinary course of trade between the Business and any of the Companies not exceeding B.P.15,000).

      6.2.3     The  Purchaser  shall

           6.2.3.1 duly allot, issue and deliver to the Vendors in the proportions referred to in Clause 3.4 the Consideration Shares, fully paid, free of all liens, charges, equities and encumbrances other than (in respect of the Escrow
                      Consideration   Shares)     under     the  Escrow
                      Agreement;

           6.2.3.2 undertake to file (as soon as practicable) the necessary applications to have the Consideration Shares admitted to the Official List of the Stock Exchange and to listing on the New York Stock Exchange; and

           6.2.3.3    deliver    the    Warranties     and    Indemnity
                      Agreement duly executed.

7      AGREEMENT TO CONTINUE AFTER COMPLETION
       --------------------------------------

      This Agreement shall notwithstanding completion of the sale and purchase of the Business contemplated hereunder remain in full force and effect in regard to all of the provisions remaining to be performed or carried into effect and, subject as aftermentioned, in regard to all the undertakings hereinbefore and hereinafter contained or referred to in this Agreement and the Schedule and to the Warranties.

8      COMPLETION ACCOUNTS
       -------------------

8.1 The Vendors shall procure that as soon as practicable after the Transfer Date and in any event within 28 days of the Transfer Date a valuation of the Work in Progress is carried out and will then prepare the Completion Accounts.

8.2 The Completion Accounts shall be prepared on the historic cost convention, fully adjusted for all accruals and prepayments and otherwise in accordance with generally accepted accounting practice in the United Kingdom and consistent with the bases, principles and practice adopted in the preparation of the Accounts. The Purchaser shall give to the Vendors and the Vendors' Accountants access to all Records necessary to enable the said preparation.

8.3 The Vendors shall submit the Completion Accounts to each of the Purchaser and the Purchaser's Accountants on or prior to 31st January 1994, together with such other papers, documents, calculations and all other information relevant to their preparation as may be reasonably required by the Purchaser and the Purchaser's Accountants respectively.

8.4 The Parties shall exercise their best endeavours to agree the Completion Accounts, but if within 14 days of such submission the Parties shall have failed to agree the Completion Accounts, either party may request an independent firm of chartered accountants to agree or amend and report on the Completion Accounts, such firm to be appointed by the Parties jointly or (in default of agreement as to such appointment within 7 days of one party notifying the other of its wish to appoint an independent firm) by the President for the time being of the Institute of Chartered Accountants in England and Wales, on the application of either party.

8.5 The Purchaser shall be responsible for the costs of the Purchaser's Accountants, the Vendors shall be responsible for the costs of the Vendors' Accountants, and the costs of the independent firm of Chartered Accountants shall be apportioned between the Purchaser and the Vendors as such independent firm shall determine.

8.6 The profits or, as the case may be, losses of the Business for the period from 1st June 1993 to the Transfer Date inclusive, and the net assets of the Business as at the Transfer Date shall, for the purposes of this Agreement and the Schedule (including without prejudice to the foregoing generality Part 7 of the Schedule), be determined by reference to the Completion Accounts.

8.7 The agreement of the Parties as to the Completion Accounts or, as the case may be, the report of the said independent firm of chartered accountants shall be final and binding on the Parties and the said independent firm shall act as experts and not as arbitrators.

9     WARRANTIES
      ----------

9.1 The sale and purchase of the Business and the Assets contemplated hereunder has been entered into by the Purchaser in consideration of and in reliance upon the Warranties, and the Tax Indemnity provided that the liability of the Vendors under, arising out of or in connection with the Warranties, and the Tax Indemnity shall be restricted in the following respects:-

      9.1.1     the Vendors shall  not   be  liable  in respect  of any
                matters fairly disclosed in the Letter of Disclosure;

      9.1.2 no claim by the Purchaser in respect of a Relevant Claim shall on the expiry of the period of one year commencing on the Transfer Date be entertained unless such claim shall have been intimated in writing within said period of one year;

      9.1.3 the Vendors shall not be liable for any Relevant Claim which would not have arisen but for any voluntary act, omission or transaction of (i) any of the Companies (including without prejudice to the foregoing generality any cessation by any of the Companies of its business after the Transfer Date) occurring after the Transfer Date except pursuant to a legally binding obligation of the Companies entered into prior to the Transfer Date; or (ii) the Purchaser, except in the ordinary course of business without knowing that such act, omission or transaction could (except for this sub-clause 9.1.3) give rise to a Relevant Claim;

      9.1.4     the Vendors  shall  have  no  liability   under  or  in
                respect of any Relevant Claim

           (a) to the extent that provision or reserve or a note in respect of the matter or thing giving rise to any
                such  liability has been made   in   the    Accounts,
                the Completion Accounts or the Company Accounts (including a provision, reserve or note in respect of deferred Taxation);

           (b) in respect of which provision for Taxation or reserve has been made or amount recorded in any of the Accounts, the Completion Accounts, the Company Accounts or in any other accounts of the Companies or notes thereto disclosed to the Purchaser which is or are insufficient by reason of any increase in the rates of Taxation or variation in the method of applying, or calculating, the rate of Taxation made after the Accounting Date;

           (c) to the extent that such liability would not have arisen but for any alteration, enactment or re-enactment of any statute, statutory instrument or
                other  legislative or  quasi-legislative    act    or
                alteration in Revenue practice which occurs or has effect after the date hereof;

           (d)  if  such liability  arises in  respect  of the  trading
                activities of   the   Business  or the  Companies after
                the Accounting Date;

      9.1.5     the  Purchaser  and  the   Companies  shall  take   all
                reasonable  steps to   minimise  their  loss   and  the
                amount of any consequent claim against the Vendors;

      9.1.6 the liability of each of the Vendors for any Relevant Claims shall not in aggregate exceed the value of the Consideration Shares received by that Vendor (calculated in accordance with the method set out in Clause 3.3);

      9.1.7     if but for   this Clause 9 the Vendors would  be liable
                in  respect   of   the  same  matter   under  both  the
                Warranties and under the Tax Indemnity:-

           (a) if any sum in respect of that matter is paid under the Warranties to the Purchaser or the Companies the amount of the liability of the Covenantors under the Tax Indemnity shall be reduced by the amount of that sum; or

           (b) if any sum in respect of that matter is paid under the Tax Indemnity to the Purchaser or the Companies the liability of the Vendors under the Warranties shall be reduced by the amount of such sum;

      9.1.8     no claim shall  be   made  unless the aggregate of  all
                claims  available   hereunder   and   under    the  Tax
                Indemnity shall exceed B.P.100,000;

      9.1.9     any  payment made  by   the  Vendors hereunder shall be
                treated as reducing   pro  tanto the  consideration for
                                      ---  -----
                the  Business  payable    in   accordance    with  this
                Agreement;

      9.1.10    no claim  hereunder  shall  be  made   unless  it is in
                respect of a sum exceeding B.P.5,000;

      9.1.11 if the Vendors or any of them shall have made any payment pursuant to any relevant provision of this clause and the Purchaser or any of the Companies shall subsequently receive an allowance or benefit which was not taken into account in computing the liability of the relevant Vendors and would have reduced same had it been so taken into account (including the receipt of a refund of taxation paid) the Purchaser shall repay to the relevant Vendors a sum corresponding to the benefit;

      9.1.12 no claim shall be made to the extent that it relates to a loss which is covered under any policy of insurance maintained by any of the Companies, or would have been covered by a policy of insurance if the insurance maintained for the benefit of the Business by the Vendors or any of the Companies immediately prior to the date of this Agreement had been maintained by the Purchaser; and

      9.1.13 no claim shall be made where full provision or reserve was made in any of the Accounts, the Completion Accounts or the Company Accounts in respect of the matter giving rise to the claim.

9.2 In the event of any breach of the Warranties, the Purchaser's remedies shall lie in damages only and the Purchaser shall not be entitled to treat this Agreement as rescinded or non-effective or not binding on it as a result of any such breach.

9.3 The Purchaser shall notify the Vendors of any legal proceedings whatsoever or arbitration concerning any of the matters covered by any warranties contained in Part 7 of the Schedule of which the Purchaser may become aware and to which the

      Vendors  shall  if   they so  wish and  at their sole  expense be
      entitled  to   assist   in  the  conduct of  such  proceedings or
      arbitration.

10    EMPLOYEES
      ---------

10.1 Subject to Regulation 5(4A) and 5(4B) of the Regulations the contracts of employment of the Transferring Employees shall be transferred to the Purchaser on the Transfer Date pursuant to the Regulations and the Vendors while they are employed in the Purchaser's Group shall at all times during the period of two years following the Transfer Date exercise their reasonable endeavours (consistent with their respective responsibilities within the Purchaser's Group) to retain the services of each of the Transferring Employees and their best endeavours to retain the services of each of the Key Employees, for the Purchaser (but excluding in each case any obligation to incur expenditure).

10.2 With regard to the Employee Loans the Vendors hereby agree with effect from and after the Transfer Date that the terms of the Employee Loans are altered with the intent and to the effect that the condition of the Employee Loans whereby any outstanding amount of the loan becomes immediately repayable in the event of the employee leaving the Vendors' employment shall not apply to the transfer of the employment of the
      transferred employee from   the   Vendors  to  the Purchaser  and
      shall thereafter be construed on the basis that all references to the Vendors' employment shall be references to the Purchaser's employment.

10.3  The Vendors  shall  indemnify   the   Purchaser against  each and
      every cost, claim, liability, expense or demand which relates to or arises from any act or omission by the Vendors or any other event or occurrence prior to the Transfer Date and which the Purchaser may incur in relation to any contract of employment and collective agreements concerning employees pursuant to the Regulations including without limitation any such matter relating to or arising out of:

      10.3.1 the Vendors' rights, powers, duties, and/or liabilities under or in connection with any such contract of employment and any such collective agreements (which rights, powers, duties and/or liabilities are or will be transferred to the Purchaser in accordance with the Regulations);

      10.3.2    anything done or  omitted  to be done on or before  the
                Transfer Date by or in relation to the Vendors in respect of any contract of employment or any such collective agreements or any person employed in the Business, which is deemed to have been done or omitted to be done by or in relation to the Purchaser in accordance with the Regulations;

      10.3.3 the Vendors' failure to pay any employee any sums due in respect of any period prior to the Transfer Date;

      10.3.4 any claim by any trade union, staff association or staff body recognised by the Vendors in respect of all or any employees arising out of the Vendors' failure to comply with its legal obligations to such trade unions or staff associations or bodies;

      10.3.5 any claim by any employee (whether former or existing) of the Vendors (other than the Transferring Employees) against the Purchaser concerning or relating to any matter whatsoever.

10.4  The Purchaser  shall   indemnify  the   Vendors against  each and
      every cost, claim, liability, expense or demand arising from:

      10.4.1 any claim or allegation by a Transferring Employee that in consequence of the sale of the Business to the Purchaser there has been or will be a substantial change to his detriment in such employee's working conditions;

      10.4.2 any act or omission of the Purchaser in relation to a Transferring Employee occurring after Completion and against any claim for redundancy payments or protective awards and any liability for wrongful dismissal, or unfair dismissal or otherwise in connection with the transfer of the employment of the Transferring Employees to the Purchaser.

11    LEASEHOLD PROPERTIES
      --------------------

      The  terms  and conditions  relating  to  the assignment  of  the
      Leasehold Properties are   as  set   out  in   Part  5(B)  of the
      Schedule.

12    CONFIDENTIALITY
      ---------------

      The Vendors hereby irrevocably and unconditionally agree and undertake with the intent and to the effect that the
      Purchaser shall have   the  full   benefit  and   value  of   the
      Goodwill  and   the  connections   of  and   pertaining  to   the
      Business  through   the  purchase   by  the   Purchaser  of   the
      Business, not without the prior written consent of the Purchaser to divulge to any person, firm or corporation (other than in the ordinary and proper course of their employment with the Purchaser) any secrets, trade secrets, confidential knowledge or information concerning the business, finance or affairs of or pertaining to the Business, their customers or clients which may have come or may come to the knowledge of the Vendors, or their servants or agents at any time and shall use their best endeavours to prevent the publication or disclosure of any such secrets, knowledge or information by any third party.

13    PENSIONS
      --------

13.1 The Purchaser shall with effect from and after the Transfer Date continue the employer's contributions payable under and in accordance with the Pension Schemes operated by the Vendors for employees of the Business and of the Companies.

13.2 Each of the Vendors commencing employment with the Purchaser hereunder shall be eligible for membership of the Alexander & Alexander UK Pension Scheme ("the Scheme"). The death in service and retirement benefits for each Vendor who becomes a member of the Scheme shall be calculated with reference to the Rules of said Scheme but related to total annual basic salary unrestricted by any Inland Revenue rules governing the Scheme. Should the benefits so calculated exceed those permitted to be paid from the Scheme by the Inland Revenue then the Purchaser will make good the balance of benefits so calculated.

14    LIMITATION OF LIABILITY OF PURCHASER
      ------------------------------------

      The Purchaser shall not otherwise than as expressly provided herein be deemed to assume or in any way be responsible for any
      debt,       obligation     or   liability    whatsoever   whether
      enforceable or not, incurred by or on behalf of the Vendors in relation to the Business.

15    CONTRACTS
      ---------

15.1 If required by the Purchaser the Vendors shall with the Purchaser exercise all reasonable endeavours to agree with the parties to each ongoing contract of the Business that the rights and obligations of the Vendors be novated in favour of the Purchaser.

15.2 To the extent that agreement to the novation envisaged in Clause 15.1 in respect of any ongoing contract of the Business is not forthcoming the Vendors agree to assign the benefit of any such contract to the Purchaser (but only if they can do so without breach of the contract in question, without causing an event of default or termination and without breach of law).

15.3 To the extent that it is not practical or possible to deal with any contract in the manner envisaged in Clause 15.1 and 15.2, the Vendors shall execute a declaration of trust in favour of the Purchaser in respect of the benefit of such contract (but only if they can do so without breach of the contract in question, without causing an event of default or termination and without breach of law).

15.4 To the extent that it is not possible to deal with any ongoing contract of the Business in the manner envisaged in Clauses 15.1 to 15.3 the Vendors shall account to the Purchaser for any amounts received under any such contract, and shall use their best endeavours to afford to the Purchaser the enjoyment of any benefits under any such contract which are not monetary amounts and the Purchaser shall perform the obligations of the Vendors under such contracts as the Vendors' agent.

16    RESTRICTIVE COVENANT
      --------------------

16.1 None of the Vendors shall at any time within a period of eighteen months from the Transfer Date directly or indirectly whether as principal, servant or agent, canvass, solicit or entice or endeavour to entice away from the Purchaser or the Purchaser's Group, any director or employee thereof.

16.2 None of the Vendors shall (other than in the ordinary and proper course of his employment in the Purchaser's Group) at any time for a period of two years after the Transfer Date directly or indirectly carry on in London any business as consulting actuaries or pension fund administrators, provided that this restriction shall not apply to any Vendor whose employment within the Purchaser's Group is terminated by his employing company without due cause.

16.3 None of the Vendors shall (other than in the ordinary and proper course of his employment in the Purchaser's Group) at any time for a period of eighteen months after the Transfer Date directly or indirectly, whether as principal, servant or agent, solicit or seek to obtain for himself or for any person, firm or corporation by whom he is employed or with whom he is associated the actuarial or pension fund administration custom of, or act as consulting actuary or pension fund administrator for, or directly or indirectly accept any benefit whether in money or moneysworth from, any actuarial or pension fund administration business conducted for any person, firm or corporation who either at the Transfer Date or at any time during the twelve months preceding such date is or was a client of the Business; provided that

      16.3.1 for the purposes of this clause 16.3 the expression "client" shall be deemed to include a prospective customer whose business was the subject of negotiation with the Business at any time within a period of twelve months prior to the Transfer Date, and

      16.3.2 in the event of any of the Vendors directly or indirectly receiving any benefit whether in money or moneysworth as aforesaid at or in respect of any time
                during  said period   of  eighteen  months  he   shall,
                without prejudice to any other rights or remedies competent to the Purchaser be bound forthwith to account for and make payment to the Purchaser in respect of such benefit.

16.4  The foregoing  obligations   shall be deemed  to be  separate and
      severable obligations  and   each  of  said obligations  shall be
      construed accordingly.

16.5 While the foregoing restrictions are considered by the Parties to be reasonable in all the circumstances, it is agreed that if any of such restrictions shall be held to be void or ineffective for whatever reason but would be held to be valid and effective if part of the wording thereof were deleted or the periods thereof reduced or the area thereof reduced in scope, the said restrictions shall apply with such modifications as may be necessary to make them valid and effective.

17    ASSIGNMENT
      ----------

17.1 The Purchaser may not assign the benefit or burden of this Agreement save that the Purchaser shall be entitled at any time and from time to time to assign the benefit of this Agreement and all rights and duties hereunder to any company which is for the time being a member of the Purchaser's Group,provided that in the event that such transferee or any subsequent transferee from time to time shall cease to be a member of the Purchaser's Group, the Purchaser shall procure that before the relevant transferee so ceases to be a member of the Purchaser's Group, the relevant transferee will assign the benefit of this Agreement to a company in the Purchaser's Group, to the intent that such benefit shall always be retained by a company which is a member of the Purchaser's Group.

17.2  None   of  the   Vendors  shall   be  entitled  to   assign  this
      Agreement or  any  rights   or   obligations  hereunder,   to any
      person.

18    AIMS AND INTENT
      ---------------

18.1 The Vendors hereby undertake to do all such acts and things and execute all such deeds and documents as may be necessary fully and effectively to vest in the Purchaser the Business and the Assets hereby agreed to be sold and to assure to the Purchaser or its nominee the rights hereby agreed to be granted.

18.2 The parties hereto hereby undertake to execute all documents and do all acts and things necessary for the purpose of giving full force and effect to the provisions of this Agreement and the parties further agree to co-operate in and implement the aims and intent of the sale and purchase contemplated hereunder.

19    COSTS
      -----

      Each of the  parties shall pay  its own costs in  connection with
      or incidental  to  this  Agreement  and  the   sale  and purchase
      contemplated hereunder   save   only   that the Vendors  may make
      payment  of   professional  fees  in a maximum sum of B.P.267,680.03
      with Value  Added   Tax  thereon  from the Business prior  to the
      Transfer  Date.     The   Purchaser shall  pay any stamp duty  in
      respect of this Agreement or anything to follow hereon.

20    MISCELLANEOUS
      -------------

20.1 Completion shall not constitute a waiver by the Purchaser or (as the case may be) the Vendors of any breach of this Agreement whether or not known to the Purchaser or (as the case may be) the Vendors at the date of Completion.

20.2  Time shall be deemed to be of the essence of this Agreement.

20.3 This Agreement and the Schedule shall constitute the entire agreement and understanding between the Parties with respect to all matters which are referred to and to the sale and purchase contemplated hereunder and shall supersede any previous agreements between the Parties with respect thereto including, without prejudice to the foregoing generality, the Letter of Intent dated 19th August 1993 from the Purchaser to the Vendors.

20.4 If any term or provision in this Agreement shall in whole or in part be held to any extent to be illegal or unenforceable under any enactment or rule of law, that term or provision or part shall to that extent be deemed not to form part of this Agreement and the enforceability of the remainder of this Agreement shall not be affected.

20.5  No variation to   this   Agreement shall be  effective unless  in
      writing and signed   on  behalf  of each of  the Parties (in  the
      case of the   Purchaser  by   a  director   or  other  authorised
      person).

20.6 Neither Party shall have the right to rescind this Agreement after Completion. Any remedy or right conferred upon any breach of this Agreement shall be in addition to and without prejudice to all other rights and remedies available to it and no exercise or pursuit or failure to exercise or pursue such a right or remedy shall constitute a waiver by a party of any other right or remedy.

20.7 After the Transfer Date, it is the intention of the Purchaser to integrate the Business operationally within The Alexander
      Consulting Group of the Purchaser, for the first twelve months under the name "Alexander Clay & Partners Consulting", with Mr. Alan Fishman acting as managing director.

20.8 With effect from and after the Transfer Date and for so long as he continues to be in the employment of the Purchaser or any member of the Purchaser's Group, each of the Vendors shall exercise his best endeavours (but excluding any obligation to incur expenditure) to retain each of the Key Clients as clients of the Business or otherwise as clients of a member of the Purchaser's Group.

20.9  The Purchaser  undertakes   not to bring  any action  against any
      servant,    agent    or    adviser     of    the   Vendors    for
      misrepresentation relating to the Business or this Agreement.

20.10 The Vendors undertake not to bring any action against any servant, agent or adviser of the Purchaser for misrepresentation relating to the Purchaser or this Agreement.

20.11 The Vendors shall indemnify and save harmless the Purchaser against each and every cost, claim, expense and other loss or liability incurred by the Purchaser in connection with or arising out of any wilful damage or interference as at the Transfer Date by any person engaged in the Business (whether partner or employee) with any of the computer hardware and software systems employed in the Business, and the tracing, repair or rectification thereof.

20.12 Those of the Vendors interested in shares in the capital of Claybrook Computing Holdings Limited will procure that as soon as practicable (in accordance with the Articles of Association of the Company and the Shareholders Agreement) and in any event within 12 months of the Transfer Date they dispose of said shares and all interests therein in an orderly
      manner  to   the   reasonable  satisfaction  of   the Purchaser.
      The disposal will be to a person or persons not connected with them or any of them.

20.13 The Purchaser and the Vendors each acknowledge and undertake that they have not relied and shall not be entitled to rely on any express or implied warranty, representation or covenant of the Vendors (in the case of the Purchaser) or the Purchaser (in the case of the Vendors) (including any implied by statute or by common law) except as expressly stated in this Agreement.

21    NOTICES
      -------

      Any notice or document required or permitted to be given or served under this Agreement may be given or served personally or by leaving the same or by sending the same by first class recorded delivery post or fax or telex as follows:-

      (a) in the case of the Purchaser at or to its address specified in the preamble to this Agreement marked for the attention of General Counsel, (fax number 212 444 46), and copied to:

           Alexander & Alexander Services UK plc.,
           8 Devonshire Square,
           London.  EC2M 4PL

           Attention: John L. Hill, Company Secretary;

      (b) in the case of the Vendors, at or to Alan Fishman, Flat 21, Chester Court, Albany Street, London NW1 4BU;

      or to such other address as will have been last notified to the other party for that purpose. Any notice or document given or served by post will be deemed to have been duly given or served on the second Business Day after the letter containing same was posted and in proving that any notice or document was so given or served it will be necessary only to prove that the same was properly addressed and posted. Any notice or document given or served by hand, by fax or by telex will be deemed to have been duly given or served at the time of delivery or despatch or, if that is not between the hours of 0900 and
      1700  on  a  Business  Day  other  than a Saturday or a  Sunday,
       at 0900 hours on the  next following such Business  Day,     and
      in   proving  that   any  notice   or document  was so   given or
      served it will be necessary only to prove that the same was properly addressed and delivered or despatched.

22    ANNOUNCEMENTS
      -------------

      Neither the Vendors nor the Purchaser shall make any announcement or disclosure touching or concerning the subject matter of this Agreement or the cessation of trading by the Vendors without the previous approval of the other party as to the form, medium and timing thereof.

23    GOVERNING LAW
      -------------

23.1  This   Agreement  shall    be   governed  by   and  construed  in
      accordance with English Law which shall apply to the whole terms and provisions hereof, and each of the Parties hereby submit to the non-exclusive jurisdiction of the High Court of England insofar as not already subject thereto.

23.2 The Purchaser irrevocably agrees that any writ, summons, order, judgment or other process may be sufficiently and effectively served on it in connection with any suit, action, or other proceedings arising out of or in connection with this Agreement in England and Wales by service on its agent, Alexander & Alexander Services U.K. plc, 8 Devonshire Square, London EC2M 4PL, provided a copy thereof is sent by first class airmail post to the Purchaser at the address set out in the preamble to this Agreement, or at such other address as may from time to time be notified to the Vendors for that purpose marked for the attention of John L. Hill, Company Secretary.

IN  WITNESS  WHEREOF  these  presents  on this  and  the  thirty  seven
preceding pages are  together  with   the Schedule in 12 Parts  annexed
hereto executed on the date first above mentioned as follows:-

SUBSCRIBED for and on behalf
- ----------
of the PURCHASER by
       ---------

Donald Lewis Seeley                  /s/ Donald Lewis Seeley
an officer thereof, duly authorised

EXECUTED as a deed by Alan Fishman
- --------
in the presence of:-                  /s/ Alan S. Fishman

                                      Witness /s/ T.J. Davies

EXECUTED as a deed by Ian Spencer Aitken
- --------
by his duly authorised attorney
in the presence of:-                  /s/ Ian S. Aitken

                                      Witness /s/ T.J. Davies

EXECUTED as a deed by Stephen Leeds Gooch
- --------
by his duly authorised attorney
in the presence of:-                   /s/ Stephen L. Gooch

                                       Witness /s/ T.J. Davies
EXECUTED as a deed by Thomas MacKenzie Ross
- --------
by his duly authorised attorney
in the presence of:-                   /s/ Thomas M. Ross

                                       Witness /s/ T.J. Davies

EXECUTED as a deed by Helen James
- --------
by her duly authorised attorney
in the presence of:-                  /s/ Helen James

                                      Witness /s/ T.J. Davies

EXECUTED as a deed by Jonathan Richard
- --------
Parnell Checkley by his duly authorised
attorney in the presence of:-          /s/ Jonathan R.P. Checkley

                                       Witness /s/ T.J. Davies

EXECUTED as a deed by Richard Charles
- --------
Weir Strattan by his duly authorised
attorney in the presence of:-         /s/ Richard C.W. Strattan

                                      Witness /s/ T.J. Davies

EXECUTED as a deed by Maurice Dyson
- --------
by his duly authorised attorney
in the presence of:-                 /s/ Maurice Dyson

                                     Witness /s/ T.J. Davies

EXECUTED as a deed by Simon Craig
- --------
Stoye by his duly authorised attorney
in the presence of:-                 /s/ Simon Craig

                                      Witness /s/ T.J. Davies

EXECUTED as a deed by Geoffrey Booth
- --------
by his duly authorised attorney
in the presence of:-                  /s/ Geoffrey Booth

                                     Witness /s/ T.J. Davies

EXECUTED as a deed by John Eric Shepley
- --------
by his duly authorised attorney
in the presence of:-                  /s/ John E. Shepley

                                     Witness /s/ T.J. Davies

EXECUTED as a deed by Lynne Davis
- --------
by her duly authorised attorney
in the presence of:-                 /s/ Lynne Davis

                                     Witness /s/ T.J. Davies

EXECUTED as a deed by John Patrick Woodhouse
- --------
by his duly authorised attorney
in the presence of:-                /s/ John Woodhouse

                                    Witness /s/ T.J. Davies

EXECUTED as a deed by Jeremy David Fisher
- --------
by his duly authorised attorney
in the presence of:-                 /s/ T.J. Davies

                                      Witness /s/ T.J. Davies

EXECUTED as a deed by Stephen Martin Riley
- --------
by his duly authorised attorney
in the presence of:-                 /s/ Stephen M. Riley

                                      Witness /s/ T.J. Davies

EXECUTED as a deed by Stephen Frances Yeo
- --------
by his duly authorised attorney
in the presence of:-                 /s/ Stephen F. Yeo

                                     Witness /s/ T.J. Davies

EXECUTED as a deed by Peter Richard Lockyer
- --------
by his duly authorised attorney
in the presence of:-                  /s/ Peter R. Lockyer

                                     Witness /s/ T.J. Davies

EXECUTED as a deed by Robert Stephen Thomson
- --------
by his duly authorised attorney
in the presence of:-                 /s/ Robert S. Thomson

                                     Witness /s/ T.J. Davies

EXECUTED as a deed by Nigel Ramsey Bankhead
- --------
by his duly authorised attorney
in the presence of:-                 /s/ Nigel R. Bankhead

                                      Witness /s/ T.J. Davies

EXECUTED as a deed by Nigel Taylor
- --------
by his duly authorised
attorney in the presence of:-        /s/ Nigel Taylor

                                     Witness /s/ T.J. Davies

                                SCHEDULE
                                --------

                                 PART 1
                                 ------

                              THE VENDORS
                              -----------


Alan Seymour Fishman, Flat 21, Chester Court, Albany Street, London NW1
4BU

Ian Spencer Aitken, Serendi, 22 Hitchin Road, Letchworth, Hertfordshire
SG6 3LT

Stephen   Leeds   Gooch,   Francklins   Cottage,   Dinton,   Aylesbury,
Buckinghamshire HP17 8UR

Thomas   MacKenzie   Ross,   Beauchamp    Barn,   Drayton,   Beauchamp,
Buckinghamshire HP22 5LS

Helen James, 15 Church Avenue, Ruislip, Middlesex HA4 7HX

Jonathan  Richard Parnell  Checkley,  27  Oakeshott  Avenue,  Highgate,
London N6 6NT

Richard Charles Weir Strattan, 42 Reigate Road, Reigate, Surrey RH2 OQN

Maurice  Dyson, 6 Cheyne Close, Chesham Bois, Amersham, Buckinghamshire
HP15 6XB

Simon Craig Stoye, 32 Connaught Square, London W2 2HL

Geoffrey  Booth, Squirrels,  Trinity  Hill, Medstead,  Alton, Hampshire
GU34 5LS

John Eric  Shepley, West Riding, Tewin Wood,  Welwyn, Hertfordshire AL6
OPD

Lynne Davis, 99 Daws Lane, Mill Hill, London NW7 4SJ

John Patrick Woodhouse, 37 Chiddingfold, London N12 7EX

Jeremy David Fisher, 12 Powell Close, Canons Drive, Edgeware, Middlesex
HA8 7QU

Stephen   Martin   Riley,   Toad   Hall,   Hervines   Road,   Amersham,
Buckinghamshire PH6 5HS

Stephen Frances Yeo, 6 Bracken Gardens, Barnes, London SW13 9HW

Peter Richard Lockyer,  112 Delaware Mansions, Delaware Road, London W9
2LJ

Robert  Stephen Thomson, Larch  House, 14a Viney's  Gardens, Tenterden,
Kent TN30 7AZ

Nigel   Ramsey  Bankhead,   Somersby,   Fulmer  Way,   Gerrards  Cross,
Buckinghamshire.

Nigel Taylor, 71 Turners Meadow Way, Beckenham, Kent BR3 4TJ

                                SCHEDULE
                                --------

                                 PART 2
                                 ------


                           THE EMPLOYEE LOANS
                           ------------------


Name of       Total amount      Amount outstanding     Repayment
- -------       ------------      ------------------     ---------
employee        of loan         at Transfer Date       terms
- --------        -------         ----------------       -----



Details as set out in the Letter of Disclosure.

                                SCHEDULE
                                --------

                                 PART 3
                                 ------


                          EMPLOYMENT CONTRACT
                          -------------------


Dear

I am writing  to  confirm your appointment as a senior member  of staff
at Alexander Clay   &  Partners  Consulting (a  division of Alexander &
Alexander Services Inc.).

Your salary has been agreed at B.P.<> and will be reviewed with effect from April 1995, and annually thereafter.

With respect to pension, as you know, you will be eligible for membership of the Alexander & Alexander UK Pension Scheme. The death in service and retirement benefits thereunder will be calculated with reference to the Rules of that Scheme, but related to total annual basic salary. Any benefits that cannot be paid under the Scheme due to Inland Revenue or other restrictions will be made good by
Alexander & Alexander Services Inc. A copy of The Alexander Consulting Group Limited Employee Handbook has already been made available to you. The Handbook, (other than the non-solicitation provisions in Section Five) together with this letter and the statement of Terms and Conditions contained in the annexe to this letter, constitute your contract of employment. Please sign the docquet on this letter.

I look forward to working with you in this exciting new venture.

Yours sincerely,



BRIAN KENNEDY

                                 ANNEXE
                                 ------
                           TERMS & CONDITIONS
                           ------------------


Employing Company:  ALEXANDER CLAY & PARTNERS CONSULTING (a branch of
- ------------------
                  Alexander & Alexander Services Inc.) (hereinafter referred to as "the Company").

Job Title:
- ---------


Date of       30th November 1993
Commencement of
Employment

Salary          Your  initial salary  will be  B.P.<>  per annum,  payable
                monthly in arrears  direct to your bank.    This salary
                will  be reviewed  with  effect   from  April  1995 and
                annually thereafter.

Hours of Work   Your  daily hours  of  work will  be 9  a.m. to  5 p.m.
                Monday to  Friday.    The   luncheon  break will be one
                hour per day   and therefore your normal  hours of work
                will be 35 per week.

Holiday       Your holiday entitlement will be 25 working days per
Entitlement   calendar year excluding statutory holidays.

Pension You will be eligible to join the Company's pension scheme with effect from commencement of employment which is non-contributory and contracted-out of the State Scheme. The basic benefit structure has been explained to you and is confirmed in the pension booklet supplied to you.

Car Save as otherwise agreed you will be eligible for a vehicle in the <> range, in accordance with the rules of the Company Car Scheme as amended from time to time.

Restrictive   (a)  You  shall   not  at  any  time  during  your
Covenant           employment  with the   Company   or   at   any  time
                   within a period  of  eighteen   months from the date
                   of   termination     thereof   for   whatever reason
                   directly   or    indirectly  whether   as principal,
                   servant  or agent,  canvass,  solicit  or entice  or
                   endeavour to  entice away  from the  Company or  the
                   Company's Group,   any director or employee thereof.

              (b) You shall not at any time for a period of eighteen months after the date of termination of your
                   employment   with  the  Company  for whatever
                   reason directly or indirectly, whether as principal, servant or agent, solicit or seek to obtain for yourself or for any person, firm or corporation by whom you are employed or with whom you are associated the actuarial or pension fund administration custom of, or act as consulting actuary or pension fund administrator for, or directly or indirectly accept any benefit whether in money or moneysworth from, any actuarial or pension fund administration business conducted for any person, firm or corporation who either at the date of termination of your employment or at any time during the twelve months preceding such date is or was a client of the Company with whom you had any dealings or for whose business you were responsible; provided that

                   (i) for the purposes of this paragraph (b) of these terms and conditions the expression "client" shall be deemed to include a prospective customer whose business was the subject of negotiation with the Company at any time within a period of twelve months prior to the date of termination of your employment with the Company, and

                   (ii) in the event of you directly or indirectly receiving any benefit whether in money or moneysworth as aforesaid at or in respect of any time during said period of eighteen months you shall, without prejudice to any other rights or remedies competent to the Company be bound forthwith to account for and make payment to the Company in respect of such benefit.

              (c) The foregoing obligations shall be deemed to be separate and severable obligations and each of said
                   obligations   shall   be   construed accordingly.

              (d) While the foregoing restrictions are considered to be reasonable in all the circumstances, it is agreed that if any of such restrictions shall be held to be void or ineffective for whatever reason but would be held to be valid and effective if part of the wording thereof were deleted or the periods thereof reduced or the area thereof reduced in scope, the said restrictions shall apply with such modifications as may be necessary to make them valid and effective.

Financial     Employment  is subject to conditions contained in the
Services Act  Company's Compliance Manual,     a copy of which shall be
              given to   you   following regulatory approval  under the
              Financial Services Act 1986.  In the meantime you will be
              required  to comply  with the  Compliance  Manual of  The
              Alexander Consulting Group Limited,   a copy of which has
              been given to you.

Healthcare    You will be  entitled to  join the  A &  A Services  (UK)
              Limited private  healthcare   scheme  which  will provide
              benefits for  yourself  and  your  immediate family.

Notice             Your employment will continue until terminated

              (a)  by not less  than 3 months' written  notice given by
                   you  to   the    Company,      expiring    on   30th
                   November, 1995 or on any date thereafter, or

              (b) by not less than 6 months' written notice given by the Company to you at any time.

DOCQUET
- -------

I confirm my agreement to the terms and conditions of my Employment as stated above and subject to the conditions in your letter, the company's terms and conditions in the annexe thereto, and the further terms and conditions set out in The Alexander Consulting Group Limited Employee Handbook.

Signed ................................ Date ........................

                                SCHEDULE
                                --------


                                 PART 4
                                 ------




















                            ESCROW AGREEMENT
                            ----------------
                                  among
                                  -----
                  ALEXANDER & ALEXANDER SERVICES INC.
                  -----------------------------------
                             Those persons
                             -------------
                               ut intus
                               --------
                                  and
                                  ---
                     THE ROYAL BANK OF SCOTLAND PLC
                     ------------------------------













                          Dorman Jeffrey & Co.
                           Solicitors, Glasgow

                                 INDEX
                                 -----


CLAUSE                                                 PAGE
- ------                                                 ----

1.    Interpretation

2.    Delivery

3.    Rights in the Escrow Fund

4.    Holding and Distribution

5.    Termination

6.    Obligations of the Escrow Agent

7.    Indemnification

8.    Notices

9.    Governing Law

10.   Miscellaneous

      Schedule

This ESCROW AGREEMENT  is made on the          day of            1993
     ----------------
among


ALEXANDER & ALEXANDER  SERVICES INC. a Maryland  Corporation having its
- ------------------------------------
principal  office at  1211  Avenue  of   the Americas,   New York 10036
U.S.A.  (hereinafter referred to as "the Purchaser")


OF THE FIRST PART
- -----------------

and

Those persons whose names and addresses are set out in the Schedule to this Agreement (hereinafter referred to as "the Vendors")

OF THE SECOND PART
- ------------------

and

THE ROYAL BANK OF SCOTLAND plc, a company registered in Scotland  whose
- ------------------------------
registration number is 90312 and having its registered office at 36 St. Andrew Square, Edinburgh EH2 2YE (hereinafter referred to as "the Escrow Agent")

OF THE THIRD PART
- -----------------

WHEREAS
- -------

(A) The Purchaser and the Vendors have entered into a Sale and Purchase Agreement dated 30th November 1993 (hereinafter referred to as "the Purchase Agreement") providing for the sale of the Vendors' business to the Purchaser;

(B)   It is a condition of the Purchase Agreement that certain stock of
      the  Purchaser   be  held   by  the Escrow Agent,   and delivered
      after the fulfilment of certain conditions;

NOW THEREFORE IN CONSIDERATION OF THE COVENANTS EXCHANGED HEREIN, THE PARTIES HAVE AGREED AND DO HEREBY AGREE AS FOLLOWS:-

1.    INTERPRETATION
      --------------

      In this Agreement:-

1.1   "Escrow   Fund"  shall   mean  in   the   aggregate  the   Escrow
       -------------
      Consideration Shares deposited hereunder, together with any additional shares issued or issuable with respect to or in exchange for said shares by reason of any stock dividend, stock split, reorganisation, reclassification or similar change affecting said shares, and all cash dividends from time to time paid on the Escrow Consideration Shares during the period they are comprised in the Escrow Fund, together with all interest from time to time accrued thereon but excluding any shares, stock or other securities issued pursuant to a subscription made by the Escrow Agent in accordance with an instruction given by the Vendors or any of them pursuant to Clause 3.1 to take up any subscription rights.

1.2   "Escrow Consideration  Shares" shall mean  the ten per  centum of
       ----------------------------                      ---  ------
      the Consideration  Shares,   registered in the name of the Escrow
      Agent or its nominee and deposited hereunder.

1.3   "Transfer Date" shall mean 30th November 1993.
       -------------

1.4   "Vendors' Solicitors" shall mean Messrs. Field Fisher Waterhouse,
       -------------------
      Solicitors, 41 Vine Street, London EC3N 2PX.

1.5   References  to any  of  the parties  hereto  shall include  their
      respective  successors   in    title,     executors,     personal
      representatives and permitted assignees.

1.6 All undertakings, covenants and indemnities granted herein by the Vendors shall be deemed to be granted jointly and severally.

1.7 The headings contained herein and in the Schedule hereto are for convenience only and shall not be construed as forming part of this Agreement or taken into account in the interpretation hereof.

2.    DELIVERY
      --------

2.1 The Escrow Consideration Shares shall be issued on the Transfer Date in accordance with the Purchase Agreement and registered in the name of the Escrow Agent who shall hold the same on trust for the Vendors on the terms set out in this Agreement.

2.2   The  Purchaser shall  deliver the  certificates representing  the
      Escrow  Consideration Shares   to  the   Escrow   Agent  on   the
      Transfer Date.

2.3 The Escrow Agent shall hold the Escrow Fund on trust for the Vendors on the terms set out in this Agreement until release in accordance with Clauses 4 and 5 hereof.

3.    RIGHTS IN THE ESCROW FUND
      -------------------------

3.1 The Escrow Agent shall retain all cash dividends on the Escrow Fund which are paid by the Purchaser to the Escrow Agent in an interest bearing deposit account. The Escrow Agent shall act in accordance with the instructions of any of the individual Vendors in exercising any voting or other rights attaching to the Escrow Consideration Shares which are attributable to that Vendor including, subject to indemnification for any costs thereby incurred, the exercise of any subscription rights or similar benefits which are available to the Escrow Agent as the holder of the Escrow Consideration Shares.

3.2 The Escrow Agent shall copy to the Vendors any notices, or other documentation received by it in its capacity as the holder of the Escrow Consideration Shares as soon as reasonably practicable following receipt of the same, with the intent of giving the Vendors an opportunity to consider what action to take in respect of any voting or other rights arising in connection with the Escrow Consideration Shares.

3.3 Subject to indemnification of the Escrow Agent for any costs thereby incurred the Escrow Agent shall on the written instruction of Vendors entitled on termination in terms of Clause 5 hereof, to at least 50 per centum of the Escrow
                                              --- ------
      Consideration Shares convert into pounds sterling the whole cash held as part of the Escrow Fund which shall be denominated in any other currency.

4.    HOLDING AND DISTRIBUTION
      ------------------------

4.1 The Escrow Fund shall be received and held by the Escrow Agent pursuant to the terms and conditions of this Agreement and the Escrow Agent shall hold and distribute the Escrow Fund upon the following terms and conditions of this Clause and of Clause 5 of this Agreement.

4.2 The Purchaser shall be entitled to resort to the Escrow Fund in the event that the Purchaser shall have a Warranty Claim under the Purchase Agreement and/or any of the Companies shall have an indemnity claim under the Tax Indemnity. In any such event, the Purchaser shall give written notice of the nature and amount of such claim to the Escrow Agent and to the Vendors.

4.4   In the event:

      4.4.1 that the Vendors do not deny such claim, or make a counterclaim in writing to the Purchaser and the Escrow Agent within 30 days of such notice being given in compliance with Clause 4.9; or

      4.4.2 of final determination of any disputed claim and any relevant counterclaim,

      the Escrow Agent shall transfer and deliver to the Purchaser

      (i)     any cash forming part of the Escrow Fund to the amount of
              such  claim;   and  (to the extent that the cash  forming
              part   of   the  Escrow  Fund  is  not sufficient);

      (ii) that number of shares (excluding fractions) of the Purchaser's Common Stock or any other assets comprised in the Escrow Fund whose total value calculated in accordance with Clause 4.5 is nearest to the amount of such claim (insofar as not satisfied by cash) against a receipt from the Purchaser in favour of the Escrow Agent and the Vendors acknowledging receipt of such shares or assets in full satisfaction of such claim up to the total value as provided in Clause 4.5.

4.5 The value of any Escrow Consideration Share forming part of the Escrow Fund for the purposes of this Agreement shall be determined by reference to a value of 20 U.S. Dollars for each share of the Purchaser's Common Stock at the average rate of exchange for the US Dollar against the Pound Sterling at close of business in New York, over the ten Business Days to and including the fourth Business Day prior to the Transfer Date, as may be reported in the Eastern Edition of The Wall Street Journal.

4.6 The valuation of any other assets forming part of the Escrow Fund shall be determined by the Escrow Agent (which may employ and rely upon the advice of any investment adviser it may choose). The Escrow Agent is asked to determine such value according to such methodology as most closely approximates to that set out in Clause 4.5 above. Notwithstanding such request the Escrow Agent shall act as expert and not as arbitrator and its determination of value shall be final. For the avoidance of doubt the value of any cash assets forming part of the Escrow Fund which are held in the form of US dollars shall be translated into sterling using such exchange rate as the Escrow Agent (acting as expert and not as arbitrator) shall consider appropriate.

4.7 In the event that any computation of the portion of the Escrow Fund to be transferred and delivered by the Escrow Agent to the Purchaser pursuant to Clause 4.4 shall exceed the total value of the Escrow Fund then in the possession of the Escrow Agent, valuing each share as hereinbefore provided, the Escrow Agent shall transfer and deliver to the Purchaser the whole of the Escrow Fund then in its possession against a receipt as provided in Clause 4.4, and the Vendors shall remain liable to the Purchaser or, as the case may be, any of the Companies, for the said excess pursuant to the provisions of the Purchase Agreement or the Tax Indemnity, as the case may be.

4.8 For the purposes of this sub-clause "final determination" of a disputed claim shall occur when

      4.8.1   the parties agree; or

      4.8.2 the disputed claim is determined by a court of competent jurisdiction, and an appeal is not intimated by the unsuccessful party within 21 days of the issue of the relevant judgment; or

      4.8.3   any appeal intimated is subsequently abandoned; or

      4.8.4   the  disputed claim is determined by a court of competent
              jurisdiction,   from   which  there  is  no further right
              of appeal,

      and shall be jointly certified by Messrs. Field Fisher Waterhouse and Messrs. Dorman Jeffrey & Co. In the event of failure to agree to certify within 14 days of the matter being raised by either party, the question will be referred to an independent person nominated by The President for the time being of The Law Society, whose decision shall be final and binding on the Purchaser, the Vendors and the Escrow Agent and whose costs shall be borne by the party whose approach he rejects.

4.9 Any action, claim, counterclaim, compromise or settlement purported to be made by or on behalf of the Vendors shall require to be approved in writing by a majority in number of the Vendors, addressed both to the Purchaser and the Escrow Agent.

4.10 The rights of the Purchaser under this Agreement shall be in addition to and not in lieu of any other rights to which it may be entitled by law, agreement or otherwise.

5.    TERMINATION
      -----------

5.1 Subject to the provisions hereinbefore and hereinafter written the Escrow Fund shall be terminated and the Escrow Agent shall transfer and deliver the Escrow Fund to the Vendors (free of escrow and free of any liability or requirement, in order to perfect such transfer, to pay any transfer, registration or stamp tax, duty or levy) upon the expiration of one year after the Transfer Date ("the Termination Date"). The Purchaser shall indemnify the Escrow Agent from any such transfer, registration or Stamp tax, duty or levy.

5.2 In the event that any claims made by the Purchaser against the Vendors in accordance with Clause 4 are still pending at the Termination Date, the Purchaser shall so notify the Escrow Agent and a portion of the Escrow Fund having a value equal to one hundred per centum of the amount of said claims shall be
                    ---  ------
      retained in the Escrow Fund.

5.3 As a final determination is made of each outstanding claim, the Purchaser shall notify the Escrow Agent accordingly and the portion of the Escrow Fund retained by the Escrow Agent shall
      be reduced  to   an  amount  having a value  equal to one hundred
      per  centum  of the  claims  which  remain  unsettled,   and  the
      ---  ------
      remainder shall be transferred and delivered free of escrow to the Purchaser and/or the Vendors' in accordance with the relevant determination.

5.4 For the purposes of this Clause, the value of all or any portion of the Escrow Fund shall be computed on the basis of Clause 4.5 hereof.

6.    OBLIGATIONS OF THE ESCROW AGENT
      -------------------------------

6.1 The duties of the Escrow Agent are restricted to those expressly specified herein.

6.2   The Escrow Agent shall  not in any  way be required to  determine
      whether or   not   the  terms   and   conditions of the  Purchase
      Agreement have been complied with by the parties.

6.3 The Escrow Agent shall incur no liability whatever so long as he acted in good faith and without negligence.

6.4 The Escrow Agent shall have the power to place any monies from time to time received in the Escrow Fund in an interest bearing deposit account with a recognised bank within the United Kingdom. Save as aforesaid, the Escrow Agent shall not have any powers of investment.

6.5 The Escrow Agent may act in reliance upon any instrument or signature which it believes to be genuine and may assume that any person purporting to give notice or advice or instruction in connection with the provisions hereof has been duly authorised to do so.

6.6 Save for legal proceedings instituted against the Escrow Agent by the Purchaser or the Vendors in respect of a breach by the
      Escrow  Agent  of  its  obligations  in  terms of this Agreement, the  Escrow  Agent  shall  not  be  required  to institute legal
      proceedings  of   any  kind  or  to  defend any legal proceedings
      which may be instituted against it in respect of the subject matter of this Agreement unless requested so to do by the Purchaser, or the Vendors, and then only if it is indemnified to its satisfaction against the costs and expenses of such proceedings.

6.7 The fee and other reasonable charges, costs and disbursements, including legal fees, of the Escrow Agent in connection with this Escrow Agreement shall be paid, on demand, by the Purchaser.

6.8 In the event of the Escrow Agent notifying the Purchaser and the Vendors of his desire to be relieved of any further obligations hereunder, the Escrow Agent shall deliver the Escrow Fund to a successor escrow agent appointed by the Purchaser with the approval of the Vendors.

7.    INDEMNIFICATION
      ---------------

      Save as otherwise provided in this Agreement the Purchaser and the Vendors hereby agree to jointly and severally indemnify and hold the Escrow Agent harmless from and against any and all losses, damages and expenses that may be incurred by the Escrow Agent by reason of its compliance in good faith with the terms of this Agreement.

8.    NOTICES
      -------

      Any notice or document required or permitted to be given or served under this Agreement may be given or served personally or by leaving the same or by sending the same by first class recorded delivery post or fax or telex as follows:-

      (a) in the case of the Purchaser at or to its address specified in the preamble to this Agreement marked for the attention of General Counsel, (fax number 212 444 46, and copied to:

              Alexander & Alexander Services UK plc.,
              8 Devonshire Square,
              London.  EC2M 4PL

              Attention: John L. Hill, Company Secretary;

      (b)     in the case of  the Vendors, at or to  Alan Fishman, Flat
              21,   Chester Court,  Albany Street,  London NW1 4BU;

      (c) in the case of the Escrow Agent at The Royal Bank of Scotland plc, 19 - 25 Birchin Lane, London EC3V 9DJ marked for the attention of John Salter, (fax number 929
              0710);

      or to such other address as will have been last notified to the other party for that purpose. Any notice or document given or served by post will be deemed to have been duly given or served on the second Business Day after the letter containing same was posted and in proving that any notice or document was so given or served it will be necessary only to prove that the same was properly addressed and posted. Any notice or document given or served by hand, by fax or by telex will be deemed to have been duly given or served at the time of delivery or despatch or, if that is not between the hours of 0900 and
      1700  on  a  Business  Day  other  than a Saturday or a  Sunday,
       at 0900 hours  on the next following  such Business Day,     and
      in   proving   that  any   notice   or document was  so  given or
      served it will be necessary only to prove that the same was properly addressed and delivered or despatched.

9.    GOVERNING LAW
      -------------

      This Agreement shall be construed in accordance with the laws of England.

10.   MISCELLANEOUS
      -------------

      This Agreement may not be assigned except with the written consent of all parties hereto. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument AS WITNESS the hands of the parties or their duly authorised representatives the day and year first above written:-

SIGNED by                                                           for
- ------
and on behalf of Alexander & Alexander Services Inc.

                                        ...............................

SIGNED by                        for and on behalf of The Royal Bank of
- ------
Scotland plc
                                        ...............................

Signed by Alan Fishman
                                        ...............................

Signed by Alan Fishman as
Attorney for Ian Spencer Aitken         ...............................

Signed by Alan Fishman as
Attorney for Stephen Leeds Gooch        ...............................

Signed by Alan Fishman as Attorney for
Thomas MacKenzie Ross                   ...............................


Signed by Alan Fishman as
Attorney for Helen James                ...............................

Signed by Alan Fishman as
Attorney for Jonathan Richard
Parnell Checkley                        ...............................

Signed by Alan Fishman as
Attorney for Richard Charles Weir
Strattan                                ...............................

Signed by Alan Fishman as
Attorney for Maurice Dyson              ...............................

Signed by Alan Fishman as
Attorney for Simon Craig Stoye          ...............................

Signed by Alan Fishman as
Attorney for Geoffrey Booth             ...............................

Signed by Alan Fishman as
Attorney for John Eric Shepley          ...............................

Signed by Alan Fishman as
Attorney for Lynne Davis                ...............................

Signed by Alan Fishman as
Attorney for John Patrick Woodhouse     ...............................

Signed by Alan Fishman as
Attorney for Jeremy David Fisher        ...............................

Signed by Alan Fishman as
Attorney for Stephen Martin Reiley      ...............................

Signed by Alan Fishman as
Attorney for Stephen Frances Yeo        ...............................

Signed by Alan Fishman as
Attorney for Peter Richard Lockyer      ...............................

Signed by Alan Fishman as
Attorney for Robert Stephen Thomson     ...............................

Signed by Alan Fishman as
Attorney for Nigel Ramsay Bankhead      ...............................

Signed by Alan Fishman as
Attorney for Nigel Taylor               ...............................

                                SCHEDULE
                                --------

                              THE VENDORS
                              -----------


Alan Seymour Fishman, Flat 21, Chester Court, Albany Street, London NW1
4BU

Ian Spencer Aitken, Serendi, 22 Hitchin Road, Letchworth, Hertfordshire
SG6 3LT

Stephen   Leeds   Gooch,   Francklins   Cottage,   Dinton,   Aylesbury,
Buckinghamshire HP17 8UR

Thomas   MacKenzie   Ross,   Beauchamp   Barn,   Drayton,    Beauchamp,
Buckinghamshire HP22 5LS

Helen James, 15 Church Avenue, Ruislip, Middlesex HA4 7HX

Jonathan Richard  Parnell  Checkley,  27  Oakeshott  Avenue,  Highgate,
London N6 6NT

Richard Charles Weir Strattan, 42 Reigate Road, Reigate, Surrey RH2 OQN

Maurice  Dyson, 6 Cheyne Close, Chesham Bois, Amersham, Buckinghamshire
HP15 6XB

Simon Craig Stoye, 32 Connaught Square, London W2 2HL

Geoffrey Booth,  Squirrels,  Trinity Hill,  Medstead, Alton,  Hampshire
GU34 5LS

John Eric Shepley,  West Riding, Tewin Wood,  Welwyn, Hertfordshire AL6
OPD

Lynne Davis, 99 Daws Lane, Mill Hill, London NW7 4SJ

John Patrick Woodhouse, 37 Chiddingfold, London N12 7EX

Jeremy David Fisher, 12 Powell Close, Canons Drive, Edgeware, Middlesex
HA8 7QU

Stephen   Martin   Riley,   Toad   Hall,   Hervines   Road,   Amersham,
Buckinghamshire PH6 5HS

Stephen Frances Yeo, 6 Bracken Gardens, Barnes, London SW13 9HW

Peter Richard Lockyer, 112 Delaware Mansions, Delaware Road,  London W9
2LJ

Robert  Stephen Thomson, Larch  House, 14a Viney's  Gardens, Tenterden,
Kent TN30 7AZ

Nigel   Ramsay  Bankhead,   Somersby,  Fulmer   Way,   Gerrards  Cross,
Buckinghamshire

Nigel Taylor, 71 Turners Meadow Way, Beckenham, Kent BR3 4TJ

                                SCHEDULE
                                --------

                               PART 5 (A)
                               ----------

                        THE LEASEHOLD PROPERTIES
                        ------------------------


Property            Floor     Nett   Lease           Rent       Date of
                              Area   Terms           p.a        next
                                     sq.ft.                     Review

1. Carnegie House,  Whole            25 yrs from     B.P.630,000   29/9/95
   Peterborough Rd, Building         29.9.90
   Harrow, Middlesex                 5 yearly rent
   HA1 2AJ                           review

Lease  dated 29.10.90 between  Grosvenor Developments Limited  (1) Alan
Seymour Fishman,  Thomas  MacKenzie   Ross,   Stephen  Leeds Gooch  and
Jonathan Richard Parnell Checkley. (2)

2. 61/63 Brook St,  Basement  2851   25 yrs from
                    &                7.2.80
                    Ground    2300   5 yearly
                                     rent review
                                     Full repair-
                                     ing lease       B.P.123,250   24/6/96

Underlease  dated  13.5.85 between  Scottish  Equitable  Life Assurance
Society (1) and   Alan  Seymour Fishman,  Ian Spencer  Aitken,  Stephen
Leeds Gooch and Brian Tatch (2).

                    1st       2690   5 yearly rent
                                     review Full
                                     repairing
                                     lease           B.P.94,150    24/6/96

Underlease dated 7.2.80 between Scottish Equitable Life Assurance Society (1) Keith Graham Whitehead, Alan Seymour Fishman, Ian Spencer Aitken and Stephen Leeds Gooch (2).

                    3rd       2615   5 yearly rent
                                     review Full
                                     repairing
                                     lease           B.P.86,950    24/6/96

Underlease  dated 11.5.87  between  Scottish Equitable  Life  Assurance
Society (1) Alan  Seymour Fishman,  Ian Spencer Aitken,   Stephen Leeds
Gooch and Brian Tatch (2).

                    4th       1048   5 yearly rent
                    back             review Full
                                     repairing
                                     lease           B.P.34,850    24/6/96

Underlease dated 2.12.81 between Scottish Equitable Life Assurance Society (1) Keith Graham Whitehead, Alan Seymour Fishman, Ian Spencer Aitken and Stephen Leeds Gooch (2).

                    4th
                    Front     862    5 yearly rent
                                     review Full
                                     repairing
                                     lease           B.P.14,335    24/6/96

Underlease dated 21.5.84 between Scottish Equitable Life Assurance Society (1) Keith Graham Whitehead, Alan Seymour Fishman, Ian Spencer Aitken and Stephen Leeds Gooch (2).

3. 72 Brook St.     Basement  3500   20 yrs from
                    to 3rd           29/9/76 4
                    Floor            yearly rent
                                     review (right
                                     not exercised
                                     in 1992) Full
                                     repairing and
                                     insuring        B.P.137,125   Expires
                                                                29/9/96

Underlease dated 29.12.76 between Central and West End Property Company Limited (1) Keith Graham Whitehead, Alan Seymour Fishman, Ian Spencer Aitken and Stephen Leeds Gooch (2) and Brian Tatch, Graham Harvey Macpherson Goddard and Thomas MacKenzie Ross (3).

4. 67/68 Grosvenor  Basement  9700   17 yrs (less 1
   St.              to 4th           day) from
                    Floor            24/6/87 5
                                     yearly rent
                                     review Full
                                     repairing and
                                     insuring        B.P.506,250   24/6/94

Sub-underlease dated 1.12.87 between Donald Crowther, Ian Spencer Aitken, Jonathan Gerald Spain and John Patrick Woodhouse (1) and Alan Seymour Fishman, Stephen Leeds Gooch, Brian Tatch and Thomas MacKenzie Ross (2).

                                SCHEDULE
                                --------

                               PART 5 (B)
                               ----------

        TERMS AND CONDITIONS OF SALE OF THE LEASEHOLD PROPERTIES
        --------------------------------------------------------
1. The Vendors shall sell the Leasehold Properties as beneficial owner.

2. The Leasehold Properties are sold with vacant possession on completion.

3.1 The sale of the Leasehold Properties shall be conditional upon licence, or consent or agreement of the respective landlords for the assignment or transfer of the Leases to the
      Purchaser ("Licence") being obtained and completion of the sale of each Leasehold Property shall take place five working days after the relevant Licence is obtained.

3.2.1 The Vendors shall both before and after the Transfer Date at their own cost use all reasonable endeavours (such endeavours not to include the institution or maintenance of proceedings or any
      payment  to   the  Landlord   other  than  its reasonable legal
      and surveyors costs in connection with its consideration of the application for Licence or entering into any new onerous obligations to the Landlord) to obtain Licence as soon as possible and the Purchaser shall use all reasonable endeavours to assist the Vendors in so doing including the provision of such references and information and entering into such direct covenants with regard to liabilities under the Lease as the Landlord may reasonably require or may be required by the provisions of the Lease.

3.2.2 The Vendors shall be entitled to apply to each Landlord for a full release of the Vendors and any past partners of Clay and Partners from all future liability under privity of contract with respect to the Lease and may persist in efforts to procure such a release for a period of six months from the Transfer Date but not thereafter.

3.2.3 The Purchaser shall have the right within the period of two months from the Transfer Date to require the Vendors to obtain Licence and to complete the assignment or transfer of any Leasehold Property in the name of a UK subsidiary of the Purchaser acceptable to the Landlord (and superior landlords if any) PROVIDED THAT the Purchaser shall join in the assignment or transfer to guarantee the liabilities of such subsidiary to the Vendors.

3.2.4 If Licence for any Lease shall be obtained but such full release of the Vendors shall not be forthcoming then the assignment
      or transfer   of  that Lease  to the Purchaser shall  contain the
      following provisions:-

      (a) "The Purchaser and its successors in title and those deriving title under them will at all times duly pay all rent and other payments becoming due under the Lease and will observe and perform all the covenants, agreements and conditions contained therein and on the part of the Vendors as tenant to be performed and observed and will keep the Vendors fully and effectually indemnified against all actions, proceedings, costs, claims, demands, expenses, losses and liabilities whatsoever in respect of such matters."

      (b) "If at any time during the residue of the term of the Lease there shall be any breach of the covenants for payment of rent observance and performance of covenants, agreements and conditions or for indemnity on the part of the Purchaser herein implied the Vendor may serve upon the Purchaser and upon any mortgagee whose name and address for service shall have been notified in writing to the Vendor a notice in writing referring to the said breach and requiring the same to be remedied within such period (not being less than twenty one days) as may be specified in the Notice and if at the end of the said period the said breach shall not have been remedied in its entirety then and in any such case it shall be lawful for the Vendor and without prejudice to any other right or remedy which may be vested in him and notwithstanding any actual or constructive waiver of any previous right of re-entry or other right or remedy to or upon the property comprised in the said Lease or any part thereof in the name of the whole and thenceforth to hold and enjoy the same for the residue of the term subsisting under or by
              virtue  of the said  Lease free from   incumbrances   or
              any  derivative   estates  or interests  and   thereupon
              the person or persons exercising such right of re-entry shall become entitled to delivery up of the original of the said Lease and all title deeds relating to the Property."

3.2.5 If the landlord of any Leasehold Property shall refuse to give its Licence or shall proffer such licence subject to conditions reasonably unacceptable to the Vendor or the Purchaser then the Vendor shall at its own expense apply for and endeavour to obtain licence for a subletting of that
      Leasehold Property to the Purchaser for a term equal to the then unexpired residue of the term granted by the Vendors own lease less one day and subject in all respects to the same covenants conditions and other terms as are contained in the

      Vendors  own lease   (mutatis   mutandis)  and  the provisions of
      paragraphs  3.2.1,   3.2.2  and   3.2.3  shall   apply  to   such
      application.

3.3   After the Transfer Date, and until such time as:-

      3.3.1 Licence is obtained and the Leasehold Property assigned or transferred to the Purchaser; or

      3.3.2 the Vendor or the Purchaser elects to terminate the Purchaser's right to occupy the Leasehold Property as hereinafter provided,

      the Vendors shall be deemed to hold the benefit of that Leasehold Property in trust for the Purchaser.

3.4 Where the Vendors are deemed to hold the benefit of a Leasehold Property in trust for the Purchaser the Vendors shall:-

      3.4.1   provide   the   Purchaser  with   vacant   possession  on
              Completion;

      3.4.2 (subject to prior reimbursement by the Purchaser) pay the rents service charges and other sums reserved by and
              (subject to full performance by the Purchaser of its obligations in this clause 3.4 and insofar as the Purchaser is unable itself to do so) observe and perform the covenants and conditions contained in the Lease in respect of that Leasehold Property;

      3.4.3 deal with it in all respects in accordance with the reasonable requirements of the Purchaser;

      and the Purchaser shall promptly and in any event within such time limits as shall preclude any breach of the covenants and conditions in the relevant Lease provide the Vendors with all such funds as may be necessary to discharge all liabilities under the Lease and shall observe and perform all covenants and conditions contained in the Lease.

3.5 If any such Licence is refused or not obtained within 12 months after the Transfer Date in respect of any Leasehold Property the Purchaser's right to occupy that Leasehold Property shall, if either the Vendors or the Purchaser so elects in writing, be terminated.

3.6   Upon any  election by the  Vendors or the Purchaser  to terminate
      the  Purchaser's   right  to  occupy  a  Leasehold Property:-

      3.6.1 the Purchaser shall vacate the Leasehold Property within one month from the date of such election leaving it in at least as good a state of repair and condition and decoration as it is in at the Transfer Date; and

      3.6.2 with effect from the date of vacation the Purchaser shall be released from all obligations to pay rent or other outgoings and all liability whatsoever in relation to that Leasehold Property (save with respect to any antecedent breach of the provisions of this Part 5
              (B) of this Schedule); and

      3.6.3   with effect  from the date of vacation  the provisions of
              paragraph   3.4   shall   cease   to    apply   but   the
              provisions of Clause 3.8 shall come into effect.

3.7   After the Purchaser  has vacated the Leasehold  Property pursuant
      to  Clause    3.6 the  Vendors  shall  hold the  benefit  of that
      Leasehold Property upon trust for the Purchaser and:-

      3.7.1 the Purchaser shall have no liability to the Vendors with regard to reimbursement of the outgoings payable with respect to the Leasehold Property nor the performance or observance of the covenants and conditions contained in the Lease nor in any other respect whatever; and

      3.7.2 in the event that the Leasehold Property shall be disposed of (whether by assignment or sub-letting or any other manner) the Purchaser shall permit the Vendors to reimburse themselves out of the proceeds of such disposal (if any) any expenses whatsoever incurred by the Vendors with regard to that Leasehold Property or its disposal including the payment of rent or other sums due under the Lease or the expenses incurred in performing or observing any of the obligations contained in the Lease or otherwise PROVIDED THAT if such proceeds shall be less than such expenses the Vendors shall have no right of recourse against the Purchaser in respect thereof; and

      3.7.3 the Vendors shall have complete discretion to deal with the Leasehold Property in any manner whatsoever and shall be entitled to exercise the full powers of an absolute beneficial owner with regard thereto; and

      3.7.4 the provisions of clause 4 of this Part shall cease to apply in relation to that Leasehold Property.

3.8 Subject to Clause 3.3 until completion of the sale of each of the Leasehold Properties the Vendors shall retain the deeds and documents of title relating to the Vendor's title to the Leasehold Properties.

4.    The  National   Conditions  of  Sale  (Twentieth  Edition)  ("the
      National Condition") are  incorporated  in  the terms of this

      Part 5(B) of the Schedule insofar as they are applicable to the sale by private treaty and are consistent with the express terms hereof. The National Conditions shall be varied as follows:-

4.1   The following general conditions shall not apply:-

      2, 3, 4, 5(4) &  (5), 6, 7, 8, 9, 10, 11(5), 12, 13, 15(3) & (5),
      18, 19(1) & (4), & 21.

4.2   The following general conditions shall be amended as follows:-

      4.2.1 In general condition 15(4) delete the words "(without prejudice to any right of the Purchaser to rescind the contract under paragraph (3) of this condition)";

      4.2.2 In general condition 20 delete the words ", the Purchaser shall not become entitled to any right to light or air over or in respect of any adjacent or neighbouring Property which is retained by the Vendor and".

5. The Leasehold Properties are sold subject to (and with the benefit of) the following matters that relate thereto:-

5.1 all Local Land Charges (whether registered or not before the date of this Agreement) and all matters capable of
      registration  as Local   Land  Charges   and   not  actually   so
      registered;

5.2 all charges, designations, regulations and restrictions made or imposed or about to be made or imposed by or under the Town and Country Planning Acts and all notices, charges, orders, resolutions, demands, plans, proposals, requirements, restrictions, agreements, conditions, directions or other matters whatsoever served or made by any local or other competent authority before, on or after the date hereof;

5.3 all such matters as are referred to in Section 70 of the Land Registration Act 1925 (but so that this Clause 5.3 shall not detract from the effect of Warranty 5.10 contained in Part 7 of this Schedule) and all other rights of support, way, water, light, air and other rights easements quasi-easements or reputed easements, liabilities and public rights whatever and any liability to repair or contribute to the repair of roads, ways, passages, sewers, drains, fences or other matters and to all encumbrances of whatever nature;

5.4   the  covenants, obligations  and  conditions on  the part  of the
      lessee   contained in  the   Leases  and   any  licence   granted
      thereunder or deed or other instrument supplemental thereto.

6. Title to the Property having been deduced the Purchaser is deemed to have accepted the same and shall raise no objection or requisition on title with regard thereto.

7. The Purchaser having satisfied itself on all matters relating to user under the Town and Country Planning Acts 1971 (and any statutory modification or re-enactment thereof) and all enactments from time to time in force relating wholly or partly to town and country planning shall be deemed to purchase with full knowledge thereof and shall raise no requisition or objection in relation thereto.

8.1 The assignments and transfers of the Leasehold Properties to the Purchaser shall be prepared by the Vendor in duplicate and such duplicate executed by the Purchaser and the Purchaser shall deliver a certified copy of the Assignment as stamped and denoted to the solicitors for the Vendor within fourteen days after completion of the sale.

8.2 Such assignments and transfers shall contain the following provisions:-

      "the covenants implied by virtue of Section 24 (1) (a) of the Land Registry Act 1925 or Section 76 (1) (B) of the Law of Property Act 1925 shall be modified so that it shall not be implied that the covenants contained in the Lease and on the part of the tenant to be performed and observed and which relate to the state of repair and condition of the Property have been observed and performed up to the date of the assurance and the Purchaser hereby requests the Chief Land Registrar to enter notice of this declaration on the register of the title to the Property".

9. In respect of the Leasehold Property at Carnegie House, 21 Peterborough Road, Harrow the Vendors will, if required by the Purchasers and so far as they are permitted thereby assign to the Purchasers the benefit of the five deeds of collateral warranty dated 29.10.90.

10. The provisions of this Part 5 (B) of this Schedule shall remain in full force and effect notwithstanding completion of the sale and purchase of the Leasehold Properties insofar as they remain to be observed and performed.

                                SCHEDULE
                                --------

                                 PART 6
                                 ------


                       THE TRANSFERRING EMPLOYEES
                       --------------------------


All persons on the payroll of the Business as at the Transfer Date.

                                SCHEDULE
                                --------
                                 PART 7
                                 ------

              WARRANTIES, REPRESENTATIONS AND UNDERTAKINGS
              --------------------------------------------
The Vendors jointly and severally warrant to the Purchaser that except as disclosed to the Purchaser in the Letter of Disclosure (it being understood that any reference herein to "the best of the knowledge, information and belief" of the Vendors or to any phrase of similar import, or any references "so far as the Vendors are aware" shall be construed and extended to include knowledge which is or which ought on careful and diligent enquiry to be in the possession of the Vendors or the Vendors' Director of Finance and Administration, Mr. William B. Grieve -

1      ACCOUNTS
       --------

1.1 The Accounts, copies of which have been supplied to the Purchaser present fairly in all material respects the financial position of the Business as at the Accounting Date set forth the assets and liabilities (including contingent liabilities and Taxation liabilities) of the Business as at such date were prepared in accordance with generally accepted accounting practice and show a true and fair view of the affairs of the Business as at the Accounting Date and were not affected by any extraordinary, exceptional or prior year item;

1.2   the Balance  Sheet  of   the Business  as at the  Accounting Date
      sets forth the assets and liabilities of the Business at the Accounting Date; and

      1.2.1 the values placed on the current assets of the Business in the Balance Sheet were not materially in excess of current market values at the Accounting Date and the values placed on the fixed assets were reasonably stated in relation to the accounting policy as disclosed in the Accounts;

      1.2.2   full   provision   in  accordance   with  good accounting
              practice was  made in the   Balance   Sheet  for  bad and
              doubtful debts;

      1.2.3   full   provision was  made in the  Balance Sheet  for all
              known liabilities;

      1.2.4   nothing   has   occurred   since  the  Accounting Date to
              suggest that any provision referred   to in paragraphs or
              1.2.3 above is or may be insufficient;

      1.2.5   full  disclosure   was  made   in   the  Accounts of  all
              material   commitments   and   contingent liabilities  in
              existence or in contemplation at the Accounting Date;

      1.2.6   full  disclosure   was  made   in  the   Accounts of  all
              indebtedness to the Vendors or any of them as at the Accounting Date and such indebtedness has not increased since that date; and

      1.2.7   the   Accounts were   prepared  on   the   historic  cost
              convention,    fully  adjusted  for   all   accruals  and
              prepayments and making full provision for the rent payable over the remainder of the lease term for 67 Grosvenor Street, London and otherwise in accordance with generally accepted accounting practice in the United Kingdom.

2      SHARES AND DISTRIBUTIONS
       ------------------------

2.1 The Company Accounts, copies of each of which have been supplied to the Purchaser, present in all material respects the financial position of the relevant Company as at the relevant Company's Accounts Date set forth the assets and liabilities (including contingent liabilities and Taxation liabilities) of the relevant company as at such date and the profits and Taxation liabilities of the relevant company for the respective periods in respect of which they were prepared, were prepared in accordance with the Companies Acts and all applicable Standard Statements of Accounting Practice, and show a true and fair view of the affairs of the relevant company as at the relevant accounting date and were not affected by any extraordinary, exceptional or prior year item;

2.2   With respect to the Company Accounts:-

      2.2.1 the values placed on the current assets of the relevant company in its Company Accounts were not materially in excess of current market values at the relevant Company Accounts Date and the values placed on the fixed assets were reasonably stated in relation to the accounting policy as disclosed in the said Company Accounts;

      2.2.2 full provision in accordance with good accounting practice was made in the relevant Company Accounts for bad and doubtful debts existing as at the relevant Company Accounts Date;

      2.2.3   full provision  in   accordance  with   good   accounting
              practice was made in the relevant Company Accounts for all known liabilities;

      2.2.4 nothing has occurred since the relevant Company Accounts Date to suggest that any provision referred to in paragraph 2.2.2 or 2.2.3 above is or may be insufficient;

      2.2.5 full disclosure in accordance with good accounting practice was made in the relevant Company Accounts of all material commitments and contingent liabilities in existence at the relevant Company Accounts Date;

      2.2.6 full disclosure was made in the relevant Company Accounts of all indebtedness to the Vendors or any of them as at the relevant Company Accounts Date and such indebtedness has not increased since that date; and

      2.2.7 the relevant Company Accounts were prepared on the historic cost convention, fully adjusted for all accruals and prepayments and otherwise in accordance with generally accepted accounting practice in the United Kingdom;

2.3   none of the   Companies has  at any time  since whichever is  the
      later of 6th April,  1965 and its date of incorporation

      2.3.1   repaid  or   agreed   to repay or  redeemed or agreed  to
              redeem any share capital of any class; or

      2.3.2 capitalised or agreed to capitalise in the form of shares or debentures any profits or reserves of any class or description nor has it passed or agreed to pass any resolution to do so;

2.4   no securities (within   the meaning  of ICTA,    Section  254(1))
      issued by any of the Companies and remaining in issue at the date hereof were issued in such circumstances that the interest payable thereon falls or has at any time fallen to be treated as a distribution under ICTA, Section 209(2)(e);

2.5 none of the Companies has received and will not on or prior to the Transfer Date receive or be entitled to receive any capital distributions to which the provisions of TCGA,
      Section 189 could apply;

2.6   none of the  Companies  has issued any share capital to which the
      provisions of ICTA,   Section 249 could apply nor does it own any
      such share capital;

2.7   none of the   Companies   has  entered   into any transaction  to
      which the provisions of ICTA section 242 have been, or could be, applied.

3      EVENTS SUBSEQUENT TO THE ACCOUNTING DATE
       ----------------------------------------

      Since the Accounting Date:-

      3.1     there  has   not  been   any  material   change  in   the
              financial  or trading   position  or   so   far  as   the
              Vendors are aware prospects of the Business; and

      3.2 the Business has been carried on in similar manner as heretofore and there has not been -

              3.2.1      any  contract   or commitment entered  into or
                         made   involving  or   relating    to  capital
                         expenditure by the   Business  in   excess  of
                         B.P.20,000 in respect   of  any   one such matter
                         and B.P.100,000 in   aggregate  excluding   those
                         contracts or commitments   disclosed  in   the
                         Disclosure Letter;

              3.2.2 any material increase in the liabilities of the Business otherwise than such as may have been incurred for full value in the normal course of business;

              3.2.3 except in the normal course of business and in an arm's length transaction any disposal of any of the assets of the Business;

              3.2.4      any mortgage,  debenture   or floating  charge
                         or letter of inhibition created or entered into affecting any of the property or assets of the Business or any of the Companies and all reasonable endeavours have been exercised to ensure that no lien has been
                         permitted to attach   to any of  such property
                         or assets;

              3.2.5 the assumption of any new partners in the Business, or the granting to, or obtaining by, any person of any right or interest in the Business, or (whether by allotment, transfer, option or otherwise) in and to any shares in the capital of any of the Companies;

              3.2.6 any payment or distribution to any partner (whether by way of payment to account of profits, repayment of capital, or otherwise) other than the fixed monthly drawings pertaining as at 1st June, 1993;

              3.2.7 the appointment of any person as an employee in the Business, with a remuneration package in excess of B.P.30,000 per annum;

              3.2.8 any issue of share capital or loan capital or any increase in the nominal share capital of any of the Companies or any distribution by any of the Companies (whether of capital or income) or dividend or bonus declared or paid on any part of its share capital;

              3.2.9 any agreement entered into or otherwise in force for or relating to the purchase or redemption by any of the Companies of any of its shares;

              3.2.10 any increase in the emoluments whether by way of salary, fee, bonus, pension or otherwise or alterations in the terms of engagement of any partner of the Business;

              3.2.11 any increase in the emoluments whether by way of salary, fee, bonus, pension or otherwise or alterations in the terms of engagement of any employee in the Business;

              3.2.12 any guarantee or any indemnity given or granted by or in name of the Business in respect of the due discharge of the liabilities or due performance of any of the obligations whether present or future of any
                         other person,   firm  or  corporation;

              3.2.13 any contract for hire or rent, hire purchase or purchase by credit sale or periodical payment in respect of goods or plant or equipment in respect of which the aggregate of any payments made by the Business under such contract will exceed B.P.20,000;

              3.2.14 any liability of the Business to pay to any one or more of its partners any capital sum, fee or other payment or benefit whatsoever
                         other  than  by    way  of  reimbursement   of
                         expenses in the ordinary course of business and the payment of the fixed monthly drawings at the rate pertaining as at the Accounting Date;

              3.2.15 so far as the Vendors are aware any withdrawal of business from the Business or any threat of such withdrawal by any person firm or corporation for whom the Business transacted business at any time during the year ended on the Accounting Date;

      3.3      each debt which  was owed   to  the  Business as at  the
              Accounting Date and which has not been written off in the accounts of the Business has been recovered;

      3.4      the Business  has  continued   to  pay  its creditors in
              the ordinary course of business;

      3.5 neither the trading results of nor so far as the Vendors are aware the prospects of the Business have deteriorated since the Accounting Date by comparison with its trading results and prospects for the comparable period in the financial period ended on the Accounting Date;

      3.6      the  Business has   not  incurred  any known liabilities
              nor made any payments otherwise than in the normal and proper course of carrying on its business;

      3.7 the profits of the Business as shown in the Completion Accounts for the period commencing 1st June 1993 and ending on the Transfer Date will be not less than B.P.1,024,000 before deduction of tax; and

      3.8 the value of the net assets of the Business (being the aggregate of partners capital, car suspense account and reserves (other than tax reserves)) as at the Transfer Date as shown in the Completion Accounts will be not less than B.P.NIL.

4      THE BUSINESS
       ------------

4.1 The recitals contained in the preamble to this Agreement and the particulars relating to the Business and the Assets contained in the foregoing Agreement and the Schedule are true and accurate in all respects;

4.2   the Vendors (other than in the capacity of trustee or nominee for
      a  third   party)   are    not   engaged  whether as  plaintiffs,
      defendants  or otherwise   in  any   litigation,     arbitration,
      prosecution,  tribunal or other legal proceedings relating to the
      Business save   for  normal   debt collection in respect  of sums
      not exceeding  B.P.10,000  in  respect   of any one case and B.P.50,000
      in  aggregate,   and  so far  as  the Vendors  are aware  no such
      proceedings are   contemplated or known to be  threatened. So far
      as  the  Vendors   are  aware  there  have not been any incidents
      likely to  give   rise  to   any  claim  against   the Vendors in
      respect  of  professional liability,   and none of the clients of
      the   Business   are   presently   questioning  or disputing  the
      amount of any outstanding invoice;

4.3 with respect to the Business the Vendors are not a party to and do not derive any benefit under any long term (being a term of or in excess of one year) or unusual and material contract which would have a material effect on the profits of the Business or on the future trading prospects of the Business nor any contract with the Vendors or any of them or with any companies (other than companies which are listed or the shares of which are publicly traded and in which the Vendors own less than 5 per centum of the issued share capital) in the issued share
      ---  ------
      capital    of    which   any  of  the  Vendors  are  beneficially
      interested,    other  than  in  the normal course of business;

4.4   neither  the   Vendors   nor   the  Business   are  directly   or
      indirectly engaged in any underwriting activities (whether insurance, re-insurance, financial or otherwise) and neither have at any time been so engaged;

4.5 there are no subsisting written service agreements between the Vendors and any partner or employee in the Business and the services of all employees can be terminated without breach of contract by giving prior notice of not more than three months;

4.6 there is no liability whatsoever to make payment to or for the benefit of any partner or employee or ex-partner or ex-employee in respect of his past services to the Business whether by way of pension contribution or otherwise and the Business has not any superannuation fund retirement benefit scheme or other pension schemes or arrangements and in respect of any such funds schemes or arrangements which are disclosed the Business has not any unfunded contingent obligations and any such funds schemes or arrangements which are funded are solvent;

4.7 save as may be required by statute or any regulation or order thereunder the Business has not incurred any obligation to employees as to the introduction or increase of any pension rights or entitlements;

4.8 the Business has not terminated the appointment of any representative, agent or distributor in circumstances which may give rise to or have given rise to any claim for compensation;

4.9 there is not at the date hereof any liability to pay compensation or any liability (other than contingent) to make redundancy payments to any partner or employee of the Business;

4.10  there are  no  employees   of  the  Business as regards  whom the
      length of their employment for the purpose of calculating redundancy payments payable by the Business would exceed the length of their employment therewith;

4.11  all the  Accounts,   Records   books,     ledgers,     stock  and
      financial and other material records of whatsoever kind of the Business are fully, properly and correctly made up, kept and compiled in accordance with good accounting practice;

4.12 the Business has made full and proper returns and has given proper notices for the purposes of Taxation, and customs & excise and there are no material disputes whatsoever with the Inland Revenue or other taxation authorities in the United Kingdom or elsewhere or the Department of Trade, H.M. Customs & Excise, the Bank of England, H.M. Treasury, the Institute of Actuaries or any other governmental department or body or regulatory authority (whether in the United Kingdom or elsewhere);

4.13 the Business has not in the last six years been the subject of a discovery by the Inland Revenue and there are no facts which are likely to cause a discovery to be made;

4.14  other than  in  respect   of the  Leasehold Properties all  title
      deeds,  leases  and  agreements   to which  the Business (or  the
      Vendors or any of them on its behalf) is or are a party and other documents owned by the Business are in its possession and those which the Business may require to enforce are (where necessary) properly stamped;

4.15 the copy of the Deed of Partnership relating to the Business dated 16th June 1992 and of the Memorandum and Articles of Association of each of the Companies which have been given to the Purchaser's Solicitors are accurate and complete in all respects as at the date of this Agreement and the Register of Members and other statutory books and books of account of the Companies have been properly kept and contain a true, accurate and complete record of the matters which are required in accordance with statute to be dealt with therein;

4.16 there are no contracts, licences, leases, agreements, claims, elections (whether in respect of Taxation or otherwise) or arrangements which in accordance with their terms will be or could be at the instance of the other party affected by the implementation of the sale and purchase contemplated hereunder and in particular, but without prejudice to the generality of the foregoing, none of the Business or any of the Companies shall in connection with or arising out of said implementation, become liable for payment of any additional sums or repayment of any sums, premiums, grants or others;

4.17 so far as the Vendors are aware the Business has not, nor have the Vendors on its behalf, committed or omitted to do any act or thing the commission or omission of which is in contravention of any Act of Parliament or statutory or local order, regulation, bye-law, or the like, or which could give rise to any fine, penalty, enforcement order or the like;

4.18 no act or transaction has been effected in consequence of which the Business has become or will become liable to refund in whole or in part any grant paid under the Industry Act 1972, or employment subsidy received by virtue of the Local Employment Acts;

4.19 the Business has properly operated the Pay As You Earn system of deduction of and accounting to the Inland Revenue for tax and national insurance contributions chargeable on the emoluments (including benefits in kind) of its employees and has paid all sums so deductible to the Inland Revenue
      timeously  in   accordance    with   the    relevant    statutory
      requirements;

4.20 the Vendors have obtained for the Business and are the holders of all necessary governmental, local authority or regulatory licences, permits, consents and authorities for the proper carrying on of the Business in the places and in the manner in which such business is now carried on, have so far as the Vendors are aware at all times complied with all conditions attached to such licences, permits, consents and authorities and all such licences, permits, consents and authorities are valid and subsisting and (save with respect to the authorisation by the Institute of Actuaries to give investment advice) the Vendors are not aware, of any reason any of them which require to be renewed will or may not be renewed free of new or substituted conditions at the relevant date of renewal by the relevant licensing or other regulatory authority, or any reason any of such licences, permits, consents and authorities will or may be suspended, cancelled, revoked or withdrawn in any other way or be qualified by additional or substituted conditions or any reason any of such licences, permits, consents and authorities may not be validly transferred or assigned to the Purchaser;

4.21  all forms of  intellectual  property required  by the Business in
      connection   with     its   business   which   are   capable   of
      protection by way of registration or otherwise are so protected in the name of the Business or the Vendors on behalf of the Business and, without prejudice to the foregoing generality:-

      4.21.1 all copyrights used by the Business in connection with its business are vested in the Business and are not subject to any licence or authority to or in favour of any other person;

      4.21.2  all   patents,    trademarks  and registered  designs (if
              any) used by   the   Business  in   connection  with  its
              business are either  (i) the property of the Business and
              are duly   registered  in the name of the Business or the
              Vendors on behalf of the Business as sole proprietor and all fees and expenses have been timeously paid;
              or   (ii)   are   made  available  to the  Business under
              licence and such  licence is assignable to  the Purchaser
              and  does  not  give  rise  to   any material  continuing
              payment   obligation   (being  in  excess of  B.P.10,000 per
              annum);

      4.21.3 no licences or registered user or other rights have been granted or agreed to be granted to any other person in respect of any know-how of the Business, and the Business is not the licensee under any patent or trademark, licence or know-how agreement or the like nor has any undertaking been made by or in favour of the Business in respect of any trademark, patent or registered design;

      4.21.4 with respect to any licence on which the Business relies as licensee, the Purchaser shall be able to obtain the full benefit with effect from and after the
              Transfer  Date   without  any  increase  in  the relevant
              fees;

4.22 the Business is the beneficial owner of the whole of the issued share capital of each of the Companies and save as aforesaid neither the Business nor the Companies are interested in the share or loan capital of any other company nor do any of the Vendors have a material interest in any company which has a trading interest with the Business or any of the Companies;

4.23  the Business is  not party to any joint  venture,   consortium or
      partnership arrangement or agreement;

4.24 the Vendors have not received any notice that the Business is not nor has it been at any time party to or involved in any agreement or arrangement which infringes the provisions and requirements of Articles 85 and 86 of the Treaty of Rome 1957 and the regulations and orders made pursuant thereto nor have the Vendors received any notice that the Business is or has at any time been party to or involved in any restrictive trade practice or arrangement prohibited by the Restrictive Trade
      Practices Acts   1956  and  1968,    the Fair Trading  Act 1973,
      the Restrictive Trade Practices Acts 1976 and 1977 or the Competition Act 1980;

4.25  the   Business has   no   outstanding  borrowings  other than the
      loans or advances and overdraft facilities referred to in the Accounts;

4.26 the Business is not party to any agreement restricting its freedom to manufacture, process, purchase, supply or sell its services or products by such means and to such persons as it may from time to time think fit;

4.27 no agreement has been entered into or is otherwise in force which calls either at the date hereof or in the future for the issue of or accords to any person, firm or corporation the right to call for a share in the profits of the Business or the issue of any share or loan capital of any of the Companies;

4.28 no guarantee or indemnity has been given or granted by any person firm or corporation in respect of the due discharge of any liability or the due performance of any obligation whether present or future of the Business;

4.29  the  Business  has  no   liability to pay  to any person firm  or
      corporation   any  management   fee  or    like  fee   or  charge
      otherwise than in the ordinary course of trade;

4.30 so far as the Vendors are aware (their ability to make inquiries of third parties or the employees being inhibited by the necessity to preserve confidentiality), none of the Key Clients is likely to withdraw their business from the Business after the Transfer Date (whether in consequence of the sale and purchase contemplated herein or otherwise);

4.31 so far as the Vendors are aware (their ability to make inquiries of third parties or the employees being inhibited by the necessity to preserve confidentiality), none of the Key Employees is likely to terminate his employment with the Purchaser within six months of the Transfer Date;

4.32  the Vendors:

      4.32.1 acknowledge and understand, that the Consideration Shares have not been registered under the Act, and may not be offered or sold within the United States or to U.S. persons (as defined in Regulation S under the Act) unless the Consideration Shares are registered under the Act or an exemption from the registration requirements of the Act is available;

      4.32.2 represent, warrant and agree that neither they nor any of them nor their affiliates, nor any person acting on behalf of them or any of them, has engaged in any directed selling efforts in the United States of America within the meaning of Regulation S under the Act with respect to the Consideration Shares;

      4.32.3 represent, warrant and agree that Clay & Partners is a partnership organised under the laws of a jurisdiction other than the United States of America, that the Companies are organised under the laws of a jurisdiction other than the United States of America, that all of the Vendors are natural persons who are not resident in the United States of America; each of the Vendors acknowledges and understands that the Purchaser is relying on Rule 903 of Regulation S under the Act in connection with the sale of the Consideration Shares to the Vendors hereunder;

      4.32.4 represent and warrant that each of them has received and had the opportunity to review the Exchange Documents, Convertible Preferred Circular and other documents and information pertaining to the Purchaser, and has had the opportunity to ask questions and receive answers from the Purchaser regarding the Purchaser's business, operations and financial condition;

      4.33     The Computer Hardware  and   Software  Systems  employed
              by the Business are in good working order and capable of properly and reliably processing, storing and otherwise dealing with all transactions and data from time to time required and generally are capable of performing the functions for which they are installed.

5      ASSETS
       ------

5.1 Except for those assets held under hire purchase contracts, details of which are set out in the Letter of Disclosure, the Vendors are the owners of and have good and marketable title to all those fixed assets shown in the books of account of the Business and all loose plant equipment materials parts goods vehicles assets and moveable or personal property used in or for the purposes of the Business are free from any credit sale or hire purchase agreement or agreements for payment on hiring or deferred terms;

5.2   OWNERSHIP OF ASSETS
      -------------------

5.2.1 Except for those assets held under hire purchase contracts, details of which are set out in the Letter of Disclosure and for current assets subsequently acquired, sold or realised in the ordinary course of business the Vendors owned absolutely at the Accounts Date and still own absolutely the Assets;

5.2.2 the Vendors  have  not   disposed of or  agreed to dispose  of or
      granted or agreed   to grant any security or other encumbrance in
      respect of any of the Assets;

5.2.3 none of the Assets is subject to and there is no agreement or commitment to give or create, any option, lien or encumbrance (including without limitation any Inland Revenue charges as defined in the Inheritance Tax Act 1984, Section 237);

5.2.4 none of the Assets has been purchased on terms that property does not pass to the Vendors until full payment is made by it to the supplier;

5.2.5 there has been no exercise, purported exercise or claim for any charge, lien, encumbrance or equity over any of the Assets and there is no dispute directly or indirectly relating to ownership of any of the Assets.

5.3   No other properties:
      --------------------

      The  Leasehold Properties comprise all the freehold, leasehold or
      other real   property owned,  occupied or  otherwise used as part
      of or in connection with the Business.

5.4   Occupation:
      -----------

      The Vendors are in physical possession and actual and exclusive occupation of the whole of each of the Leasehold Properties.

5.5   Ownership:
      ----------

      The Vendors  are the legal  and beneficial owners of  each of the
      Leasehold    Properties   for    an   unencumbered    estate   in
      possession.

5.6   Particulars of Leasehold Properties:
      ------------------------------------

      The particulars  of each of  the Leasehold Properties set  out in
      Part 5(A)   of   the   Schedule   are  true and  accurate in  all
      respects.


5.7   Possession of title deeds:
      --------------------------

      The Vendors have in their physical possession all of the title deeds and documents to each of the Leasehold Properties of which copies have been supplied to the Purchaser and which are originals or properly examined abstracts. No such title deeds or documents to any of the Leasehold Properties are missing or incomplete.

5.8   Charges:
      --------

      The Leasehold Properties are free from and not affected by any mortgage or charge (whether legal or equitable, specific or floating), debenture, lien, pledge or other security interest or other encumbrance whatsoever, including without limitation any which secure the payment of monies or other obligation or liability of any third party.

5.9   Outgoings:
      ----------

      The Leasehold Properties are not subject to the payment of any outgoings other than general rates and water rates and sums reserved by the Leases and all outgoings have been duly paid and none is the subject of dispute.

5.10  Overriding Interests
      --------------------

      The Leasehold Properties are not subject to any overriding interest as specified in Section 70 of the Land Registration Act 1925.

5.11  Planning:
      ---------

      5.11.1 Each of the Leasehold Properties is presently used as offices except for the front part of the fourth floor at 61/63 Brook Street which is used as Boardroom accommodation and kitchen ancillary to the adjoining offices.

      5.11.2 All planning conditions imposed on, or affecting, the Leasehold Properties have been complied with in all respects.

5.12  Leases:
      -------

      In relation to each of the Leasehold Properties:-

      5.12.1 each is held under the terms of the relevant lease (briefly referred to in Part 5(A) of the Schedule) and
              no  licences,       consents  or  concessions  have  been
              granted;

      5.12.2 the Vendors have paid the rent and have substantially observed and performed the covenants and agreements on the part of the tenant and the conditions contained in any Lease, and in any licences or other documents supplemental to or granted under any Lease, and the Vendors are aware of no outstanding complaints by any lessor;

      5.12.3  the Leases are valid and in full force and effect;

      5.12.4 the covenants on the part of the landlord contained in any Lease have been fully observed and performed; and

      5.12.5  no   notices  have  been   served  or  received   and  no
              proceedings have  been   commenced or  are pending  under
              Part II of the Landlord and Tenant Act 1954.

5.13  Formerly owned properties:
      --------------------------

      None of the Companies have any actual or contingent liability in respect of any freehold or leasehold property which was previously owned or used as part of or in connection with the Business or otherwise but is not presently owned, occupied or used whether under restrictive or other covenants as original tenant or as guarantor, assignee or otherwise.

5.14  Authorisations; environment etc.:
      ---------------------------------

      5.14.1 Where it is the duty of the lessee or occupier so to do the Vendors have obtained and complied with all permits, licences, other authorisations or approvals, conditions or restrictions affecting the Vendor's interest in the Leasehold Properties and have filed all notifications required to enable the Business to be lawfully and properly operated from the Leasehold Properties.

      5.14.2 The Vendors have complied with all requirements relating to the Business carried on from or at the Leasehold Properties, whether contained in statute, order, regulation, byelaw or elsewhere relating to:-

      (a)     pollution or protection of the environment;

      (b)     health and safety;

      (c)     emissions or releases of any kind whatsoever;

      (d)     discharges  of radioactive  waste,  or chemical  or other
              pollutants or  contaminants,   or industrial,   toxic  or
              hazardous substances or waste;

      (e) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any discharges or materials whatsoever including without limitation, those referred to in paragraph (d) above;

      (f)     the control of noise and noise emission;

      (g)     landfill sites or contaminated land; and

      (h) water pollution including, without limitation, pollution by trade and sewage effluent.

5.14.3 There is no civil, criminal or administrative action, claim, investigation or other proceeding or suit pending or threatened in respect of any of the matters referred to in this paragraph 5.14 or other environment related matter.

6      INSURANCES
       ----------

      The Business has at all times had in force not only insurance coverage on all its property and assets of an insurable nature in the full reinstatement cost thereof and for such risks (including but not limited to professional liability) and for such amounts as it would be reasonable and prudent for it to maintain having regard to the custom of its business but also such fully comprehensive insurance coverage in respect of all third party risks against which it is necessary and usual to insure and all such insurance will be maintained; no claim made under any policy of insurance held by the Business is in dispute or subject to a reservation of rights and the Vendors are not aware of any act or omission whereby the policies for any such insurance may be rendered void or voidable. The details of the Vendors' professional liability insurance set out in Part 9 of the Schedule and of other policies of insurance set out in the Letter of Disclosure are true and accurate.

7      TAXATION
       --------

7.1 None of the Companies has committed itself, been a party to or otherwise involved in any transaction which is affected by ICTA,
      Section 703, and will not commit, become party to or so involved on or prior to the Transfer Date;

7.2 none of the Companies has entered into or been concerned with or involved in any arrangements of which the main purpose was the avoidance of Taxation;

7.3 the Letter of Disclosure contains particulars of all elections made by the Companies under ICTA, Section 247 within the six years prior to the Transfer Date and all such elections are now in force and the Companies have not within such period paid and will not up to and including the Transfer Date, pay any dividend without advance corporation tax, and has not within such period made and will not make up to and including the Transfer Date, any payments without deduction of tax in the circumstances specified in ICTA,
      Section 247(4);

7.4 none of the Companies has at any time within the six years prior to the Transfer Date surrendered or claimed or agreed to surrender or claim, any amount by way of group relief under the provisions of ICTA, Part X, Chapter IV, and has not within such period made or received, or agreed to make or receive, a payment for group relief within the meaning of ICTA,
      Section 402(6);

7.5 none of the Companies has at any time within the six years prior to the Transfer Date surrendered or claimed or agreed to surrender or claim, any amount of advance corporation tax under the provisions of ICTA, Section 240, and has not within such period made or received, or agreed to make or receive a payment in respect of the surrender of the benefit of an amount of advance corporation tax within the meaning of ICTA, Section 240(8);

7.6 none of the Companies has without the prior consent of H.M. Treasury under ICTA, Section 765, carried out or agreed to carry out any transaction which would be unlawful in the absence of such consent;

7.7 no liability will arise on any of the Companies under TCGA Sections 178 to 181 inclusive in consequence of implementation of the sale and purchase contemplated in the foregoing Agreement and any of the Companies thereby leaving or being deemed to leave any group;

7.8 none of the assets (other than inventory and plant and machinery whose market value at the date of transfer did not exceed cost for the purposes of capital gains) owned by any of the Companies at the date hereof, was acquired from any company which at the time of the acquisition was a member of the same group (as defined in TCGA, Section 170);

7.9   no claim has   been   made  by any  of the Companies  under TCGA,
      Section 279;

7.10 none of the Companies has disposed of or acquired any asset in circumstances such that the provisions of TCGA, Section will apply, and is not entitled to any capital loss to which the provisions of TCGA, Section 18(3) will apply;

7.11  no reorganisation within TCGA,  Sections 126 to 130 inclusive has
      taken   place    on    or     after  10th   March,      1981   in
      circumstances such that Section 128(2) will apply;

7.12 no capital gain chargeable to corporation tax will accrue to any of the Companies on the disposal of any debt owed to it for proceeds equal to the value of the debt (net of provisions) in the Accounts;

7.13  no claims have been made under TCGA,   Sections 247,  152, 153 or
      175 insofar  as  they  would affect the chargeable gain or
      allowable  loss which   would arise on  a disposal by  any of the
      Companies of any of its assets;

7.14  the Companies  have  duly   notified   the   Inland  Revenue   of
      their chargeability to corporation tax in terms of section 10 of the Taxes Management Act 1970;

7.15 the Companies have filed timeously with the relevant Inspector of Taxes all corporation tax returns which should have been filed pursuant to section 11 of the Taxes Management Act 1970;

7.16  all corporation  tax due  and payable by  the Companies  has been
      paid in time   and  no   liability for  interest on such tax  has
      been or is accruing; and

7.17  no appeals  by  any   of  the   Companies  against  assessment to
      Taxation or determinations of losses are undetermined.

8      DISCLOSURE OF INFORMATION
       -------------------------

8.1 All factual matters contained in information and documents concerning the Business and the Assets which have been supplied to the Purchaser or its agents by or on behalf of the Vendors were true and accurate in all material respects at the time such information and documents were originated and (except with respect to financial information) so far as the Vendors are aware (their ability to make inquiries of third parties or the employees being inhibited by the necessity to preserve confidentiality) remain true and accurate in all material respects at the Transfer Date.

8.2 so far as the Vendors are aware the Business is not party to any contract, commitment or arrangement which has not been disclosed but which is likely adversely to affect materially the future trading prospects of the Business;

8.3 there are no facts or circumstances relative to the Business or any of the Companies and which so far as the Vendors are aware are likely to be material to a purchaser for value of the Business which have not been disclosed.

9      GENERAL
       -------

9.1 The warranties, representations and undertakings contained in paragraphs 3 to 6 inclusive and paragraph 8 of Part 7 of the Schedule shall be construed with the intent and to the effect that

      9.1.1   the expression  "the  Business"   shall   extend  to  and
              include each of  the  Companies  and said warranties,
              representations  and undertakings   shall  apply  to each
              such Company mutatis mutandis; and
                           ------- --------

      9.1.2 references to assets, liabilities, duties, obligations or other commitments, and rights and privileges of the Business and contracts, documents, permits, consents or others held by the Business or to which the Business is a party, shall be deemed to include assets, liabilities, duties, obligations, or other commitments, and rights and privileges of the Business, and contracts, documents, permits, consents or others held by the Vendors, or to which the Vendors are party on behalf of, or as trustees for the Business;

9.2 none of the foregoing warranties, representations and undertakings shall be limited by reference to any other warranty, representation or undertaking, or anything in the foregoing Agreement or in this Schedule, other than Clause 9 of said Agreement and the Letter of Disclosure;

                                SCHEDULE
                                --------


                                 PART 8
                                 ------


                             Tax Indemnity
                             -------------


Date: 30th November 1993

                                            DEED OF INDEMNITY
                                            -----------------

                                                   by

                                 Those persons whose names and
                                 addresses are set out in the
                                 Schedule to this Deed (hereinafter
                                 collectively referred to as "the
                                 Covenantors")

                                              in favour of

                                 ALEXANDER & ALEXANDER SERVICES INC.
                                 -----------------------------------
                                  a Maryland Corporation having its
                                  principal office at 1211 Avenue of
                                  the Americas, New York 10036,
                                  U.S.A. hereinafter referred to as
                                  "the Purchaser")

WHEREAS
- -------

(A) The Covenantors have entered into a Sale and Purchase Agreement with the Purchaser for the sale of the Business (as therein defined (hereinafter referred to as "the Agreement");

(B)   this Deed is entered into pursuant to the Agreement;

NOW THEREFORE  THE PARTIES HERETO  HAVE AGREED AND  DO HEREBY AGREE  AS
FOLLOWS:-

1.    INTERPRETATION
      --------------

      In this Deed and the Schedule hereto

1.1 Words and expressions defined in the Agreement shall, save where otherwise provided or expressly defined herein, have the same meanings in this Deed.

1.2 "Taxation" means all forms of taxation, duties, imposts and levies whatsoever and whenever imposed and whether of the

      United  Kingdom or   elsewhere,    and  without  prejudice to the
      generality of that expression includes:

      1.2.1 income tax, corporation tax (including taxation on capital gains), capital gains tax, inheritance tax, stamp duty, stamp duty reserve tax, rates, value added tax, customs and other import duties and national insurance contributions, graduated pension scheme contributions, social security payments, and any levy under the Industrial Training Act 1964, and any payment whatsoever which the Company may be or become bound to make to any person as a result of any enactment relating to taxation and any other taxes, duties or levies supplementing or replacing any of the above;

      1.2.2   all  costs,  charges,   interest,  fines,  penalties  and
              expenses incidental, or relating, to any Taxation.

1.3 Where the context admits, "Company" includes each of the Companies, so that this Deed shall apply to each of the Companies as if it were the Company, and the covenants given by the Covenantors are expressly given to each of the Companies and may be enforced against the Covenantors by each and every one of the Companies acting jointly or severally.

1.4 "Relief" includes any relief, allowance, exemption, set-off or deduction in computing or against profits, income or gains of any description or from any source, or credit against Taxation.

1.5 "Liability to Taxation" means any liability of the Company to make a payment in respect of Taxation but does not include:

      1.5.1   the loss,  counteracting or  clawing back  of any  Relief
              which  would otherwise   have  been   available   to  the
              Company;

      1.5.2 the nullifying, cancellation or set-off of a right to repayment of Taxation which would otherwise have been available to the Company;

      provided however that if such loss, counteracting or clawing back of any such Relief as is referred to in clause 1.5.1 or the nullifying, cancellation or set-off of that right to repayment as is referred to in clause 1.5.2 results in the Company thereby suffering a liability to make a payment in respect of Taxation, that liability shall itself be a "Liability to Taxation" for the purposes of this Deed.

1.6 "Claim for Taxation" includes any notice, demand, assessment, letter or other document issued, or action taken, by or on behalf of the Inland Revenue or Customs and Excise authorities or any other statutory or governmental authority or body whatsoever in any part of the world, whereby it appears that the Company is or may be subject to a liability to Taxation (whether or not it is primarily payable by the Company and whether or not the Company has or may have any right of reimbursement).

1.7 "Final Determination" means in relation to a Claim for Taxation where there is an appeal against that assessment:

      1.7.1 an agreement under TMA S 54 or any legislative provision corresponding to that section; or

      1.7.2   a decision  of a court  or tribunal from which  either no
              appeal lies,    or in respect of which no  appeal is made
              within the prescribed time limit.

1.8   "TMA" means the Taxes Management Act 1970.
       ---

1.9   "Latest Accounts" means in relation  to each of the Companies the
       ---------------
      latest published   audited   accounts of that company  filed with
      the Registrar of Companies.

1.10  "Last Accounts Date"  means in relation to each  of the Companies
       ------------------
      the accounting reference date to which the Latest Accounts were made up.

1.11  References  to any  of  the parties  hereto  shall include  their
      respective   successors  in    title,     executors,     personal
      representatives and permitted assignees.

1.12 All undertakings, covenants and indemnities granted herein by the Covenantors shall be deemed to be granted jointly and severally.

1.13 The headings contained herein and in the Schedule hereto are for convenience only and shall not be construed as forming part of this Agreement or taken into account in the interpretation hereof.

2.    INDEMNITY
      ---------

2.1 Subject as provided below, the Covenantors jointly and severally covenant with the Purchaser that they will each indemnify the Purchaser and keep it fully indemnified from:

      2.1.1 either any Liability to Taxation or any depletion in the value of the assets of the company arising by reason of or in consequence of or in connection with any Liability to Taxation;

      2.1.2   any settlement of a Claim for Taxation; and

      2.1.3 the costs incurred by the Company in relation to any demands, actions, proceedings and claims in respect of Liabilities to Taxation or Claims for Taxation.

2.2 The indemnity in clause 2.1 shall apply only where the Liability to Taxation or the Claim for Taxation:

      2.2.1 is made in respect of or in consequence of any acts, omissions or transactions whatsoever of the Company or of the Covenantors occurring or entered into on or before the date of this Deed; or

      2.2.2 results from or is calculated by reference to any actual or deemed income, profits or gains earned, received or accrued, or deemed to have been earned, received or accrued, on or before that date; or

      2.2.3 results from or is made by reference to any dividend or distribution paid or made, or deemed to have been paid or made by the Company, before that date.

2.3 All payments under this Deed shall be treated as a reduction of the consideration payable under Clause 3 of the Agreement.

3.    EXCLUSIONS
      ----------

3.1 The indemnity in clause 2.1 shall not apply to any Liability to Taxation or Claim for Taxation:

      3.1.1 to the extent that an appropriate provision or reserve was made in the Latest Accounts or was specifically referred to in the notes to those Accounts;

      3.1.2   for which the Company is or may become liable as a result
              of transactions   in the ordinary course  of its business
              after the Last Accounts Date;

      3.1.3 to the extent that the Liability or Claim arises as a result only of the appropriate provision or reserve in the Latest Accounts being insufficient by reason of any increase in rates of Taxation or variation of the method of applying or calculating the rate of taxation made after the date of the Agreement;

      3.1.4   which would  not have arisen  but for a voluntary  act or
              transaction carried out by the Company or the Purchaser after the date of this Deed otherwise than in the ordinary course of business;

      3.1.5 which would not have arisen but for a change or changes in legislation announced after the date of the

              Agreement (whether relating to the taxation rates of taxation or otherwise) or the withdrawal of any extra statutory concession or written administrative arrangement with any of the Companies previously made by the Inland Revenue or other taxing authority and whether or not such charge or charges purport to be effective retrospectively in whole or in part;

      3.1.6 to the extent to which the Liability to Taxation or Claim for Taxation is due to the failure of the Purchaser or any of the Companies as the case may be to act expeditiously in accordance with the reasonable instructions of the Covenantors in conducting a matter within Clause 5 hereof;

      3.1.7 to the extent that the Liability to Taxation or Claim for Taxation would not have arisen or would have been reduced or eliminated but for a failure or omission on the part of the Company after the Transfer Date to make any claim, election, surrender or disclaimer or give any notice or consent or do any other thing, in respect of any
              accounting   period  ended  on  or  before  Completion,
              following the   receipt by the  Purchaser or the  Company
              of    written   notice    of   such    claim,  election,
              surrender,   disclaimer,  notice, consent or other thing;

      3.1.8 to the extent that that Liability to Taxation or Claim for Taxation would not have arisen but for a disclaimer of capital allowances or a revision to a claim therefor in respect of any accounting period ended on or before Completion where such revision or disclaimer is caused or made by the Purchaser or the Company after the Transfer Date except where the Purchaser or the Company makes any such disclaimer or revision at the written request of the Covenantors;

      3.1.9 to the extent that the Purchaser makes or has made recovery in respect of that Liability to Taxation or Claim for Taxation under any provision of the Agreement;

      3.1.10 to the extent that that Liability to Taxation or Claim for Taxation arises or is increased as a result of any voluntary change in accounting practice or principles made after the Transfer Date;

      3.1.11 unless a claim in respect of that Liability to Taxation or Claim for Taxation shall have been made on or before the sixth anniversary of the Transfer Date by notice in writing to the Covenantors and unless legal proceedings in respect of it are commenced within 12 months after expiry of such period save to the extent that the claim has been admitted by, or otherwise settled with, the Covenantors prior to such time;

      3.1.12 to the extent that the Liability to Taxation or Claim for Taxation arises or is increased as a result of any failure by the Purchaser or the Company to take any action or do anything which either is reasonably requested by the Covenantors in writing in respect of any accounting period ended on or before Completion or any part accounting period ending on Completion;

      3.1.13 in respect of any Taxation of the United States of America as a result of the said sale to the Purchaser or any Taxation arising as a result of the proposed transfer of the Business by the Purchaser to a new company; and

      3.1.14  in the case  of a Liability to Taxation to  the extent to
              which it  has   already  been  recovered  under this Deed
              as a Claim for Taxation and vice versa.
                                          ---- -----

3.2   Claims under this Deed shall be limited  in the manner set out in
      Clauses 9.1.6,     9.1.7,    9.1.8,    9.1.10 and  9.1.11 of  the
      Agreement.

3.3 If any Liability to Taxation or Claim for Taxation which results in an amount becoming payable by the Vendors under this Deed shall give rise to a corresponding saving or benefit for the Purchaser or the Company as the case may be then the amount of such saving shall be paid by the Purchaser to the Covenantors immediately such saving is effected.

4.    MITIGATION
      ----------

4.1 Except as provided in clause 4.2, the Covenantors shall be liable under the Indemnity in Clause 2.1 notwithstanding any Reliefs, rights of repayment or other rights or claims of a similar nature, which may be available to any person entitled to the benefit of the indemnity to set against or otherwise mitigate any Liability to Taxation, so that the indemnity in Clause 2.1 shall take effect as though no such Reliefs, rights of repayment or other rights or claims were available.

4.2 The provisions of clause 4.1 shall not apply if and to the extent that the Reliefs, rights of repayment, or other rights or claims mentioned in that clause arose:

      4.2.1   wholly  or  mainly by  reason  of  any  act, omission  or
              transaction of  any   of  the  Companies before  the date
              hereof;

      4.2.2 wholly or mainly by reason of any act, omission or transaction of the Covenantors which does not cause the Company to incur any liabilities, costs or expenses (unless the Company receives a satisfactory indemnity against them) and, without prejudice to the generality of this Clause, the Company shall co-operate at the cost of the Covenantors in making a claim for group relief which falls within this Clause.

4.3 Where and to the extent that clause 4.2 applies, credit shall be given to the Covenantors against any liability under this Deed for any such Reliefs, rights of repayment or other rights or claims as are mentioned in Clause 4.1.

4.4 When the Covenantors have satisfied an obligation under this deed to indemnify the Purchaser against a Liability to Taxation or a Claim for Taxation and the Company has (whether by operation of law, contract or otherwise) a right of reimbursement (including by way of indemnity) against any other person or persons in respect of the Liability to Taxation or a Claim for Taxation, the Purchaser and/or the Company shall take all reasonable steps to enforce the right, giving credit to the Covenantors for any sum recovered by the Purchaser and/or the
      Company by reason of the right, or shall at the request and expense of the Covenantors assign the right to the
      Covenantors,    in such form as they shall reasonably require.

4.5   If:

      4.5.1 any provision for Taxation contained in the Latest Accounts is or has been at the date that any payment is due to be made by the Covenantors under Clause 2 certified by the relevant company's auditors at the Covenantors' request and expense to be an over-provision; or

      4.5.2 the tax liability which has resulted in the payment by the Covenantors gives rise to a corresponding saving for any of the Companies;

      the value (as certified by the relevant company's auditors) of the over-provision or corresponding provision shall be set off first against the payment then due from the Covenantors and secondly (to the extent there is any excess) against any further such payment(s) in chronological order until exhausted but if it is subsequently found that the over-provision or corresponding saving as certified was not in fact an over-provision or corresponding saving or that the certified amount or value was excessive any amount which has been set off under this clause in respect of the purported over-provision or corresponding saving shall on demand be repaid forthwith by the Covenantors to the Purchaser or (as the case may be) to the relevant company.

5.    CONDUCT OF CLAIMS
      -----------------

5.1 The Purchaser shall notify the Covenantors in writing of any Liability to Taxation or Claim for Taxation which comes to its notice whereby it appears that the Covenantors are or may become liable to indemnify the Purchaser under this Deed. Where a time limit for appeal applies to the Liability or Claim, the notification shall be given as soon as reasonably possible (but in any event within ten Business Days) after the date on which the Liability or Claim comes to the notice of the Purchaser but, where no time limit applies or the period to which the limit relates has not commenced, the notification shall be
      given   within   twenty Business Days  of that  date,    provided
                                                               --------
      that no failure by the Purchaser to comply with the terms of this sub-clause shall give rise to an exclusion of its indemnity.

5.2 The Purchaser shall ensure that a Liability to Taxation or Claim for Taxation to which this Deed applies, is, so far as reasonably practicable, dealt with separately from liabilities or claims to which it does not apply and is not paid prematurely; and for this purpose any payment made by the Company to avoid incurring interest or any penalty in respect of unpaid Taxation shall be deemed not to be paid prematurely.

5.3 Subject to Clause 5.6, the Purchaser shall ensure at the request in writing of the Covenantors that the Covenantors are placed in a position to dispute on behalf of the Company any Liability to Taxation or Claim for Taxation to which this Deed applies and shall render, or cause to be rendered, to the Covenantors at their expense all such co-operation, access, assistance and copy documents as the Covenantors, or a majority of them, may reasonably require in disputing or compromising any Liability to Taxation or Claim for Taxation.

5.4 Subject to Clause 5.5, the Covenantors shall be entitled on behalf of any of the Companies to instruct such solicitors or other professional advisers as the Covenantors, or a majority of them, may nominate to act on behalf of the Covenantors or the relevant company, to the intent that the conduct, and costs and expenses, of the dispute shall be delegated entirely to and be borne solely by the Covenantors and the Purchaser shall ensure that the relevant company takes all such reasonable action as the Covenantors may request. The costs arising from obtaining the determination of counsel shall be borne as to one half by the Covenantors and as to the other half by the relevant company.

5.5   In  connection with  the conduct  of  any dispute  relating to  a
      Liability to Taxation   or  Claim   for   Taxation to which  this
      Deed applies:

      5.5.1 the Covenantors shall keep the relevant company fully informed of all relevant matters and the Covenantors shall promptly forward or procure to be forwarded to the secretary of the company copies of all correspondence and other written communications pertaining thereto;

      5.5.2 the appointment of solicitors or other professional advisers shall be subject to the approval of the relevant company, such approval not to be unreasonably withheld or delayed;

      5.5.3 the Covenantors shall make no settlement or compromise of the dispute, nor agree any matter in the conduct of the dispute which is likely to affect the amount involved or the future Liability to Taxation of the relevant company without its prior approval, such approval not to be unreasonably withheld or delayed;

      5.5.4 if any dispute arises between the Purchaser and the Covenantors as to whether the Liability or Claim should at any time be settled in full or contested in whole or in part, the dispute shall be referred to the determination of a senior tax counsel of at least ten years standing appointed by agreement between the Purchaser and the Covenantors, or (if they do not agree) upon the application by either party to the President for the time being of The Law Society, whose determination shall be final. The counsel shall be asked to advise whether in his opinion an appeal against the Liability or Claim would on the balance of probabilities be likely to succeed and as to how the costs of such dispute should be allocated between the Covenantors and the Purchaser. Only if his opinion is in the affirmative shall an appeal be made and that Liability or Claim not then be settled. Any further dispute arising between the Covenantors and the Purchaser as to whether any further appeal should be pursued following determination of an earlier appeal (whether or not in favour of the relevant company) shall be resolved in a similar manner.

5.6 The Covenantors shall at the request of the Purchaser or any of the Companies provide, to the reasonable satisfaction of the relevant company, security or indemnities, or both, in respect of all the costs and expenses of disputing any Liability to Taxation or Claim for Taxation to which this Deed applies.

5.7 None of the Companies shall be subject to any claim by or liability to, any of the Covenantors on the ground that it has
      not complied  with  the foregoing provisions,   if it has bona
                                                                ------
      fide acted  in  accordance  with  the  instructions   or approval
      ----
      of any one or more of the Covenantors.

6.    DATES FOR AND QUANTUM OF PAYMENTS
      ---------------------------------

6.1 This Clause shall apply solely for determining the date on which any payments or repayments shall be made by or to the Covenantors pursuant to this Deed and (where expressly provided) the amounts of the payments or repayments.

6.2 The Covenantors shall make payment to the Purchaser to the extent that and on the date on which the relevant company discharges or is deemed to discharge a Liability to Taxation in respect of which the Purchaser is entitled to be indemnified under this Deed.

6.3 The Purchaser shall make a repayment to the Covenantors to the extent that and on the date on which the relevant company receives any repayment of any amount paid in respect of any Liability to Taxation pursuant to clause 6.2. Any repayment to the Covenantors pursuant to this Clause 6.3 shall not prejudice the right of the Purchaser to recover from the Covenantors under this Deed in the event that a further Liability to Taxation is imposed upon the relevant Company, whether in respect of matters to which the repayment relates or otherwise.

6.4 For the purposes of Clause 6.2, the relevant company shall be deemed to discharge a Liability to Taxation:

      6.4.1 on the date on which the relevant company pays any amount of Taxation;

      6.4.2 on the date on which any Liability to Taxation would have fallen due but for Reliefs, rights of repayment or other rights or claims of a similar nature to which clause
              4.1 applies.

6.5 For the purpose of Clause 6.3, the relevant company shall be deemed to receive a repayment:

      6.5.1 on the date on which the relevant company receives a repayment of Taxation to which Clause 6.2 applies;

      6.5.2 if and when the relevant company would have received a repayment but for a Liability to Taxation in respect of which the Company is not entitled to be indemnified under this deed;

      6.5.3   if and when  the relevant company  would have received  a
              repayment   had   the   Liability   to    Taxation   been
              discharged by a payment of Taxation; or

      6.5.4 if and when the relevant company is able to obtain the benefit of a reduction in its Liability to Taxation as a result of the right to repayment.

6.6 Upon Final Determination of a relevant Claim for Taxation the Covenantors shall promptly pay to the Purchaser such amount or further amount in addition to any sums already paid under this Deed as is required to cover the full liability of the Covenantors under this Deed.

6.7   Any dispute in relation to the provisions of Clauses 6.4, 6.5  or
      6.6  may   be   referred,    by   the   relevant  company  or the
      Covenantors, to the auditors for the time being of the relevant company, acting as experts and not as arbitrators, whose certificate shall be final and binding upon the parties in the absence of manifest error.

7.    TAX RETURNS
      -----------

7.1 The Covenantors or their duly authorised agents shall (at their own expense) prepare the tax returns of the Company for all accounting periods ended on or before Completion to the extent that the same shall not have been prepared before Completion.

7.2 Subject to a copy of the returns being first delivered to the Purchaser, the Purchaser shall procure that the Company shall cause the returns mentioned in sub-clause 7.1 above insofar as they are legally able to do so to be authorised, signed and submitted to the appropriate authority without amendment or with such amendments as the Covenantors shall agree and shall give the Covenantors or their agents all such assistance as may be necessary or reasonably required to agree those returns with the appropriate authorities.

7.3 The Covenantors or their duly authorised agents shall (at their own expense) prepare all documentation and deal with all matters (including correspondence) relating to the returns of the Company for all accounting periods ending on or before Completion and the Purchaser will procure that the Company shall provide such access to their books, accounts and records as is necessary or reasonable to enable the Covenantors or their duly authorised agents to prepare those returns and the conduct of matters relating thereto in accordance with the Covenantors' rights under this Clause.

7.4 The Covenantors shall ensure that all material communications to the relevant taxation authority under this Clause shall be first sent to the Purchaser and the Covenantors shall consult with the Purchaser regarding the content of such communications and will incorporate any reasonable comments of the Purchaser (provided that the Covenantors shall in any event be entitled to despatch any such communication to the relevant taxation authority if it has received no comments from the Purchaser within ten business days).

7.5 On the agreement with the Inland Revenue of the matters carried out by the Covenantors under this Clause and in particular on the completion of the tax affairs under Clause the Covenantors shall forthwith hand copies of all its relevant files, documents and information obtained and arising from such matters to the Purchaser.

7.6 The Covenantors shall promptly notify the Purchaser of any matter which in the Covenantors' reasonable opinion is likely to give rise to a Claim under this Deed in respect of Taxation or any Liability for Taxation upon becoming aware of such matter to the intent that the Covenantors shall obtain no advantage in respect of this Deed arising from any delay or failure to notify the Purchaser of such a liability or potential liability.

7.7 The Covenantors shall use all reasonable expedition to ensure that all the tax affairs of the Company conducted by the Covenantors under this Clause shall be completed as soon as possible.

7.8 The Covenantors shall promptly provide to the Purchaser all information documents and evidence in their possession in respect of any accounting period of the Company ended on or before Completion as may reasonably be requested by the Purchaser.

7.9 The Covenantors shall lodge all tax returns and make all appeals and payments timeously.

8.    GENERAL
      -------

8.1 The provisions of the Agreement relating to notices and the appointment of an agent for service shall apply to any notice to be given under, or in connection with, this Deed.

8.2 The construction, validity and performance of this Deed shall be governed by the laws of England IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as a deed on the day and year first above written.

EXECUTED as a deed by Alan Fishman
- --------
in the presence of:-

..................................    Witness .........................
A. Fishman                            Full Name .......................

                                      Address .........................
                                      .................................

                                      Occupation ......................
EXECUTED as a deed by Ian Spencer Aitken
- --------
by his duly authorised attorney
in the presence of:-

..................................     Witness ........................
                                       Full Name ......................

                                       Address.........................
                                       ................................

                                       Occupation .....................
EXECUTED as a deed by Stephen Leeds Gooch
- --------
by his duly authorised attorney
in the presence of:-

..................................     Witness ........................

                                       Full Name ......................
                                       Address.........................

                                       ................................
                                       Occupation .....................

EXECUTED as a deed by Thomas MacKenzie Ross
- --------
by his duly authorised attorney
in the presence of:-

..................................     Witness ........................
                                       Full Name ......................

                                       Address.........................
                                       ................................

                                       Occupation .....................

EXECUTED as a deed by Helen James
- --------
by her duly authorised attorney
in the presence of:-

..................................     Witness ........................
                                       Full Name ......................

                                       Address.........................
                                       ................................

                                       Occupation .....................
EXECUTED as a deed by Jonathan Richard
- --------
Parnell Checkley by his duly authorised
attorney in the presence of:-

..................................     Witness ........................
                                       Full Name ......................

                                       Address.........................
                                       ................................

                                       Occupation .....................
EXECUTED as a deed by Richard Charles
- --------
Weir Strattan by his duly authorised
attorney in the presence of:-

..................................     Witness ........................
                                       Full Name ......................

                                       Address.........................
                                       ................................

                                       Occupation .....................
EXECUTED as a deed by Maurice Dyson
- --------
by his duly authorised attorney
in the presence of:-

..................................     Witness ........................
                                       Full Name ......................

                                       Address.........................
                                       ................................

                                       Occupation .....................

EXECUTED as a deed by Simon Craig
- --------
Stoye by his duly authorised attorney
in the presence of:-

..................................    Witness ........................
                                      Full Name ......................

                                      Address.........................
                                      ................................

                                      Occupation .....................
EXECUTED as a deed by Geoffrey Booth
- --------
by his duly authorised attorney
in the presence of:-

..................................    Witness ........................

                                      Full Name ......................
                                      Address.........................

                                      ................................
                                      Occupation .....................

EXECUTED as a deed by John Eric Shepley
- --------
by his duly authorised attorney
in the presence of:-

..................................    Witness ........................
                                      Full Name ......................

                                      Address.........................
                                      ................................

                                      Occupation .....................
EXECUTED as a deed by Lynne Davis
- --------
by her duly authorised attorney
in the presence of:-

..................................    Witness ........................

                                      Full Name ......................
                                      Address.........................

                                      ................................
                                      Occupation .....................

EXECUTED as a deed by John Patrick Woodhouse
- --------
by his duly authorised attorney
in the presence of:-
..................................    Witness ........................

                                      Full Name ......................
                                      Address.........................

                                      ................................
                                      Occupation .....................

EXECUTED as a deed by Jeremy David Fisher
- --------
by his duly authorised attorney
in the presence of:-

..................................    Witness ........................
                                      Full Name ......................

                                      Address.........................
                                      ................................

                                      Occupation .....................
EXECUTED as a deed by Stephen Martin Riley
- --------
by his duly authorised attorney
in the presence of:-


..................................    Witness ........................

                                      Full Name ......................
                                      Address.........................

                                      ................................
                                      Occupation .....................

EXECUTED as a deed by Stephen Frances Yeo
- --------
by his duly authorised attorney
in the presence of:-

..................................    Witness ........................
                                      Full Name ......................

                                      Address.........................
                                      ................................

                                      Occupation .....................

EXECUTED as a deed by Peter Richard Lockyer
- --------
by his duly authorised attorney
in the presence of:-

..................................    Witness ........................
                                      Full Name ......................

                                      Address.........................
                                      ................................

                                      Occupation .....................
EXECUTED as a deed by Robert Stephen Thomson
- --------
by his duly authorised attorney
in the presence of:-

..................................    Witness ........................

                                      Full Name ......................
                                      Address.........................

                                      ................................
                                      Occupation .....................

EXECUTED as a deed by Nigel Ramsey Bankhead
- --------
by his duly authorised attorney
in the presence of:-

..................................    Witness ........................
                                      Full Name ......................

                                      Address.........................
                                      ................................

                                      Occupation .....................
EXECUTED as a deed by Nigel Taylor
- --------
by his duly authorised
attorney in the presence of:-

..................................    Witness ........................

                                      Full Name ......................
                                      Address.........................

                                      ................................
                                      Occupation .....................

                              THE SCHEDULE
                              ------------

                   NAMES AND ADDRESSES OF COVENANTORS
                   ----------------------------------

Alan Seymour Fishman, Flat 21, Chester Court, Albany Street, London NW1
4BU

Ian Spencer Aitken, Serendi, 22 Hitchin Road, Letchworth, Hertfordshire
SG6 3LT

Stephen   Leeds   Gooch,   Francklins   Cottage,   Dinton,   Aylesbury,
Buckinghamshire HP17 8UR

Thomas   MacKenzie   Ross,   Beauchamp    Barn,   Drayton,   Beauchamp,
Buckinghamshire HP22 5LS

Helen James, 15 Church Avenue, Ruislip, Middlesex HA4 7HX

Jonathan  Richard  Parnell  Checkley, 27  Oakeshott  Avenue,  Highgate,
London N6 6NT

Richard Charles Weir Strattan, 42 Reigate Road, Reigate, Surrey RH2 OQN

Maurice  Dyson, 6 Cheyne Close, Chesham Bois, Amersham, Buckinghamshire
HP15 6XB

Simon Craig Stoye, 32 Connaught Square, London W2 2HL

Geoffrey  Booth, Squirrels,  Trinity Hill,  Medstead,  Alton, Hampshire
GU34 5LS

John  Eric Shepley, West Riding,  Tewin Wood, Welwyn, Hertfordshire AL6
OPD

Lynne Davis, 99 Daws Lane, Mill Hill, London NW7 4SJ

John Patrick Woodhouse, 37 Chiddingfold, London N12 7EX

Jeremy David Fisher, 12 Powell Close, Canons Drive, Edgeware, Middlesex
HA8 7QU

Stephen   Martin   Riley,   Toad   Hall,   Hervines   Road,   Amersham,
Buckinghamshire PH6 5HS

Stephen Frances Yeo, 6 Bracken Gardens, Barnes, London SW13 9HW

Peter Richard Lockyer, 112 Delaware Mansions,  Delaware Road, London W9
2LJ

Robert  Stephen Thomson, Larch  House, 14a Viney's  Gardens, Tenterden,
Kent TN30 7AZ

Nigel   Ramsey  Bankhead,   Somersby,  Fulmer   Way,   Gerrards  Cross,
Buckinghamshire

Nigel Taylor, 71 Turners Meadow Way, Beckenham, Kent BR3 4TJ




















































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